QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OMNICELL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 OMNICELL, INC.
1201 Charleston Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2009

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Omnicell, Inc., a Delaware corporation (the "Company"). The meeting will be held on Tuesday, May 19, 2009 at 2:30 p.m. local time at the Company's headquarters located at 1201 Charleston Road, Mountain View, California 94043, for the following purposes:

  1.
  To elect three (3) Class II directors to hold office until the 2012 Annual Meeting of Stockholders.

  2.
  To approve the adoption of the Omnicell, Inc. 2009 Equity Incentive Plan.

  3.
  To approve an amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan to, among other things, increase the aggregate share reserve to a total of 3,000,000 shares.

  4.
  To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009.

  5.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is March 26, 2009. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Tuesday, May 19, 2009 at 2:30 p.m. local time at the Company's headquarters located at
1201 Charleston Road, Mountain View, California 94043.
The proxy statement and annual report to stockholders are available at
www.omnicell.com/2009_Annual_Stockholders_Meeting_Materials

By Order of the Board of Directors
/s/ DAN S. JOHNSTON Dan S. Johnston Corporate Secretary

Mountain View, California
April 8, 2009

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

 Omnicell, Inc.
1201 Charleston Road
Mountain View, California 94043

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

May 19, 2009

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        Omnicell, Inc. has sent you this proxy statement and the enclosed proxy card because the Board of Directors of Omnicell, Inc. (sometimes referred to as the "Company" or "Omnicell") is soliciting your proxy to vote at the 2009 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about April 8, 2009 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on March 26, 2009 will be entitled to vote at the annual meeting. On the record date, there were 31,577,589 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on March 26, 2009 your shares were registered directly in your name with Omnicell's transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 26, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are four (4) matters scheduled for a vote:

  •
  The election of three (3) Class II directors to hold office until the 2012 Annual Meeting of Stockholders;

  •
  To adopt the Omnicell, Inc. 2009 Equity Incentive Plan;

  •
  To approve an amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan; and

  •
  To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009.

What if another matter is properly brought before the meeting?

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-652-VOTE (1-800-652-8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on May 18, 2009 to be counted.

  •
  To vote through the Internet, go to http://www.investorvote.com/OMCL and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on May 18, 2009 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Omnicell. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 26, 2009.

        What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

  •
  "For" the election of all three (3) Class II directors,

  •
  "For" the adoption of the Omnicell, Inc. 2009 Equity Incentive Plan;

  •
  "For" the amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan to, among other things, increase the aggregate share reserve to a total of 3,000,000 shares; and

  •
  "For" the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009.

        If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a timely written notice that you are revoking your proxy to Omnicell's Corporate Secretary at 1201 Charleston Road, Mountain View, California 94043.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 9, 2009, to Omnicell's Corporate Secretary at 1201 Charleston Road, Mountain View, California 94043. However, if Omnicell's 2010 Annual Meeting of Stockholders is not held between April 19, 2010 and June 18, 2010, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so no earlier than close of business on January 19, 2010 and no later than close of business on February 18, 2010. We also advise you to review Omnicell's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. If you do not comply with these requirements, you will not be able to make a stockholder proposal or nomination at next year's annual meeting.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count "For" and "Withhold" and, with respect to Proposal Nos. 2, 3 and 4, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each of Proposal Nos. 2, 3 and 4, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are "broker non-votes"?

        Broker non-votes occur when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of Omnicell common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the three (3) nominees receiving the most "For" votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  For the adoption of the Omnicell, Inc. 2009 Equity Incentive Plan, Proposal No. 2 must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  For the approval of the amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan, Proposal No. 3 must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  For the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2009, Proposal No. 4 must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or represented by proxy. On the record date, there were 31,577,589 shares outstanding and entitled to vote. Thus, the holders of 15,788,795 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2009.

What proxy materials are available on the internet?

        The letter to stockholders, proxy statement, and annual report on Form 10-K are available at www.omnicell.com/2009_Annual_Stockholders_Meeting_Materials.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Omnicell's Board of Directors presently has nine members and is divided into three classes, each with a three-year term. Currently, Class I, with a term expiring in 2011, Class II, with a term expiring in 2009, and Class III, with a term expiring in 2010, each consist of three directors.

        The three directors currently serving in the class whose term of office expires in 2009 have each been nominated for re-election at the 2009 Annual Meeting: Mary E. Foley, Randall A. Lipps and Joseph E. Whitters, all of whom were previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2012 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until the director's death, resignation or removal.

        Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is elected and qualified. It is the Company's policy to encourage directors and nominees for director to attend the Company's Annual Meeting of Stockholders. All of the directors attended the 2008 Annual Meeting of Stockholders.

        The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Class II Nominees for Election for a Three-Year Term Expiring at the 2012 Annual Meeting

  Mary E. Foley

        Mary E. Foley, age 57, has served as a Director of Omnicell since May 2005. Since April 2004, Ms. Foley has served as the Associate Director of the Center for Research and Nursing Innovation at the University of California, San Francisco (UCSF), where she is also a Ph.D. student in nursing policy. Since 2004, Ms. Foley has also served as Vice President of the American Nurses Association. From September 2002 to September 2004, Ms. Foley was a Regents Lecturer at UCSF and Visiting Assistant Professor in the Masters entry program. From 1981 to 2000, Ms. Foley was a staff nurse and chief nurse executive at Saint Francis Memorial Hospital in San Francisco. From 1994 to 1999, Ms. Foley was a part-time clinical faculty member at San Francisco State University School of Nursing, and was the faculty adviser for the student nurses association. Ms. Foley received a nursing diploma from New England Deaconess Hospital School of Nursing, a B.S.N. from Boston University School of Nursing and an M.S. in nursing administration and occupational health from UCSF.

  Randall A. Lipps

        Randall A. Lipps, age 51, has served as Chairman of the Board and a Director of Omnicell since founding Omnicell in September 1992 and as its President and Chief Executive Officer since October 2002. From 1989 to 1992, Mr. Lipps served as the Senior Vice President of ST. Holdings, Inc., a travel and marketing company. From 1987 to 1989, he served as Assistant Vice President of Sales and Operations for a subsidiary of AMR, the parent company of American Airlines, Inc. Mr. Lipps received both a B.S. in economics and a B.B.A. from Southern Methodist University.

  Joseph E. Whitters

        Joseph E. Whitters, age 50, has served as a Director of Omnicell since May 2003. Since October 2005, Mr. Whitters has been an Advisor to Frazier Health Care Ventures, a venture capital firm. From 1986 to January 2005, Mr. Whitters was employed in various capacities with First Health Group Corp., a national health benefits company, most recently as Executive Vice President. Mr. Whitters is a certified public accountant and received a bachelor's degree in accounting from Luther College. Mr. Whitters is also a director of Luminent Mortgage Capital, Inc.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Class III Directors Continuing in Office Until the 2010 Annual Meeting

  Donald C. Wegmiller

        Donald C. Wegmiller, age 70, has served as a Director of Omnicell since May 2004 and as Lead Director since August 2005. Since February 2006, Mr. Wegmiller has served as a Senior Consultant and Chairman Emeritus for Integrated Healthcare Strategies, a national executive and physician compensation and benefits consulting firm. In addition, Mr. Wegmiller serves as Vice Chairman of Scottsdale Institute and Chairman and CEO of C-Suite Resources. From February 2002 to February 2006, Mr. Wegmiller was the Chairman of Clark Consulting. From 1993 to February 2002, Mr. Wegmiller was the President and Chief Executive Officer of the predecessor firm, Healthcare Compensation Strategies. Mr. Wegmiller received both a B.A. in business economics and psychology and an M.H.A. from the University of Minnesota. Mr. Wegmiller serves as a director of Possis Medical, Inc., a medical device company, and several privately held companies, and is on the Senior Advisory Board of MedAssets, Inc..

  James T. Judson

        James T. Judson, age 54, has served as a Director of Omnicell since April 2006. Since March 2006, Mr. Judson has served as a financial executive advisor to technology companies. From February 2005 to April 2005, Mr. Judson was Omnicell's Vice President of Finance. From April 2005 to March 2006, Mr. Judson was Omnicell's Interim Chief Financial Officer. From 1998 until his retirement in January 2002, Mr. Judson served as Vice President of Finance and Planning for the worldwide operations group of Sun Microsystems, a computer hardware and software company. Mr. Judson received a B.S. in industrial management from Purdue University and an M.B.A. from Indiana University.

  Gary S. Petersmeyer

        Gary S. Petersmeyer, age 62, has served as a Director of Omnicell since January 2007. Since December 2004, Mr. Petersmeyer has served as the Chairman and Chief Executive Officer of Aesthetic Sciences Corporation, a research-based medical device company focusing on elective surgery applications. From November 2001 to November 2004, Mr. Petersmeyer provided consulting and executive coaching services to senior executives in high growth and research-based organizations. From 2000 to 2001, Mr. Petersmeyer was President and a Director of Pherin Pharmaceuticals, Inc., a pharmaceutical development and discovery company. From 1995 to 2000, he was President, Chief Executive Officer and a Director of Collagen Corporation, a medical technology company focused on worldwide collagen research. Mr. Petersmeyer received a B.A. in political science from Stanford University, an M.A. in teaching from the Harvard Graduate School of Education and an M.B.A. from Harvard University.

Class I Directors Continuing in Office Until the 2011 Annual Meeting

  Randy D. Lindholm

        Randy D. Lindholm, age 53, has served as a Director of Omnicell since May 2003. Since April 2002, Mr. Lindholm has served as a consultant to medical device companies. From June 1999 to April 2002, Mr. Lindholm was Chairman, President and Chief Executive Officer of VidaMed, Inc., a medical device company, and from August 1998 to June 1999, served as its Executive Vice President, Sales and Marketing. From 1993 to 1998, Mr. Lindholm held senior field operations positions at Nellcor Puritan Bennett, a provider of solutions to diagnose, monitor and treat respiratory-impaired patients. Mr. Lindholm received a B.S. in electrical engineering from Michigan Tech University. Mr. Lindholm is also a director of several privately held companies.

  Sara J. White

        Sara J. White, age 63, has served as a Director of Omnicell since April 2003. Since April 2004, Ms. White has served as a pharmacy leadership coach. From 1992 to March 2004, Ms. White was a clinical professor at the School of Pharmacy at the University of California, San Francisco. From 1995 to March 2004, Ms. White was an adjunct professor at the University of the Pacific, School of Pharmacy. From 1992 to 2003, Ms. White was the Director of Pharmacy at Stanford Hospital and Clinic. Ms. White received a B.S. in pharmacy from Oregon State University and an M.S. and Residency in hospital pharmacy management from Ohio State University.

  William H. Younger, Jr.

        William H. Younger, Jr., age 59, has served as a Director of Omnicell since September 1992. Since 1981, Mr. Younger has been a managing director of Sutter Hill Ventures, a venture capital firm. Mr. Younger received a B.S. in electrical engineering from the University of Michigan and an M.B.A. from Stanford University. Mr. Younger is also a director of Cardica, Inc. and several privately held companies.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

        As required under The NASDAQ Stock Market, LLC ("NASDAQ") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in the applicable listing standards of the NASDAQ, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of the Company's directors are independent directors within the meaning of the applicable NASDAQ listing standards, except for Mr. Lipps, the President and Chief Executive Officer of the Company, and Mr. Judson, the former Chief Financial Officer of the Company. In making this determination, the Board found that none of the seven independent directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Lipps, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company. Mr. Judson is not an independent director by virtue of his serving as the Company's Interim Chief Financial Officer from April 2005 to March 2006.

Meetings of the Board of Directors

        The Board of Directors met six times during 2008. Each Board member attended 75% or more of the aggregate number of the meetings of the Board and of the committees on which he or she served, as held during the period for which he or she was a director or committee member, respectively.

        Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Lead Director, Omnicell, Inc. at 1201 Charleston Road, Mountain View, California 94043. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Corporate Governance Committee.

Information Regarding Committees of the Board of Directors

        The Board has three committees: an Audit Committee, a Compensation Committee and a Corporate Governance Committee. The following table provides membership and meeting information for 2008 for each of the Board committees:

Name	Audit		Compensation		Corporate Governance
Mary E. Foley					X
Randy D. Lindholm			X	*
Gary S. Petersmeyer			X
Donald C. Wegmiller	X		X
Sara J. White	X				X	*
Joseph E. Whitters	X	*
William H. Younger, Jr.					X

Total meetings in fiscal year 2008	15		16		4

*
Denotes Committee Chairperson

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding "independence" and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

        The Audit Committee of the Board of Directors is currently composed of three directors: Mr. Whitters (Chair), Mr. Wegmiller and Ms. White. The Audit Committee met fifteen (15) times during the fiscal year. The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of

Operations." The Audit Committee has adopted a written Audit Committee Charter that can be found in the "Corporate Governance" section on Omnicell's corporate website at www.omnicell.com, under "Investor Relations."

        The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards). The Board of Directors has also determined that Mr. Whitters, the Audit Committee Chairperson, qualifies as an "audit committee financial expert," as defined in applicable Securities and Exchange Commission ("SEC") rules. The Board made a qualitative assessment of Mr. Whitters' level of knowledge and experience based on a number of factors, including his formal education and professional experience.

Report of the Audit Committee of the Board of Directors(1)

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

AUDIT COMMITTEE Joseph E. Whitters, Chair Donald C. Wegmiller Sara J. White

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

        The Compensation Committee currently is composed of three directors: Mr. Lindholm (Chair), Mr. Petersmeyer, and Mr. Wegmiller. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Compensation Committee met sixteen (16) times during the fiscal year ended December 31, 2008. The Compensation Committee charter can be found in the "Corporate Governance" section on Omnicell's corporate website at www.omnicell.com, under "Investor Relations."

        The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee the Company's compensation strategy, policies, plans and programs, including:

  •
  reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management;

  •
  reviewing and approving the compensation and other terms of employment of the Company's Chief Executive Officer and other executive officers;

  •
  overseeing administration of the Company's stock option and purchase plans, profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs, including approving and granting options and restricted stock from such plans to the Company's executive officers, employees and consultants; and

  •
  reviewing and discussing with management the Company's Compensation Discussion and Analysis, included in this proxy statement.

Compensation Committee Processes and Procedures

        The Compensation Committee meets at least monthly, and with greater frequency if necessary. The agenda for each meeting is usually outlined by the Chair of the Compensation Committee and then more fully developed by the Company's Chief Executive Officer, Chief Financial Officer, head of Human Resources and General Counsel. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or final determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

        During the past fiscal year, as in 2007, the Compensation Committee engaged Pearl Meyer & Partners ("Pearl Meyer") as executive compensation consultants. The Compensation Committee requested that Pearl Meyer assist in continuing to refine the Company's compensation strategy and the executive compensation program to execute that strategy. As part of its engagement, Pearl Meyer was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. At the request of the Compensation Committee, Pearl Meyer also conducted individual interviews with members of the Compensation Committee and senior management to learn more about the Company's business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Pearl Meyer ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Pearl Meyer and suggesting modifications, the Compensation Committee approved the modified recommendations of Pearl Meyer.

        The accepted recommendations of Pearl Meyer and the specific determinations of the Compensation Committee with respect to executive compensation for 2008 are discussed in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

        During 2008, the Compensation Committee consisted of Messrs. Lindholm (Chair), Petersmeyer and Wegmiller. None of these individuals are or have been officers of Omnicell. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Corporate Governance Committee

        The Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors and recommending appropriate nominee slates for the Board to recommend for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing a set of corporate governance principles for the Board and the Company.

        The Corporate Governance Committee currently consists of three directors: Ms. White (Chair), Ms. Foley and Mr. Younger. All members of the Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Corporate Governance Committee met four (4) times during the fiscal year. Our Corporate Governance Committee charter can be found in the "Corporate Governance" section on the Company's corporate website at www.omnicell.com, under "Investor Relations."

        The Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders.

        In conducting this assessment, the Committee considers diversity, age, skills, industry and professional background and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee (and the other members of the Board, as needed) then use their network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote.

        At this time, the Corporate Governance Committee does not consider director candidates recommended by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Stockholder Communications with the Board of Directors

        The Company's Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Lead Director of Omnicell, Inc. at 1201 Charleston Road, Mountain View, California 94043. These communications will be reviewed by the Lead Director, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent members of the Board. All communications directed to the Audit Committee in accordance with the Company's "Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters" (the "Omnicell Open Door Policy") that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. The Omnicell Open Door Policy is available in the "Corporate Governance" section on the Company's corporate website at www.omnicell.com, under "Investor Relations."

Code of Ethics

        Omnicell has adopted the Omnicell Code of Conduct, a code of ethics that applies to all officers, directors and employees of the Company. The Omnicell Code of Conduct is available in the "Corporate Governance" section on the Company's corporate website at www.omnicell.com, under "Investor Relations." If the Company makes any substantive amendments to its Code of Conduct or grants any waiver from a provision of the Code to any executive officer or director, it will promptly disclose the nature of the amendment or waiver on its website.

Corporate Governance Guidelines

        On February 3, 2009, the Board of Directors reaffirmed the governance practices followed by the Company by readopting the Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The guidelines are also intended to align the interests of directors and management with those of the Company's stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the NASDAQ listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, are available in the "Corporate Governance" section on the Company's corporate website at www.omnicell.com, under "Investor Relations."

 PROPOSAL NO. 2

APPROVAL OF 2009 EQUITY INCENTIVE PLAN

Overview

        On March 5, 2009, the Board of Directors unanimously adopted the Omnicell, Inc. 2009 Equity Incentive Plan (the "2009 Plan"), subject to stockholder approval. The 2009 Plan is the successor to and continuation of the 1999 Plan, 2003 Equity Incentive Plan and 2004 Equity Incentive Plan, or together (the "Prior Plans"). All outstanding stock awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Prior Plans but no additional awards will be granted under any of the Prior Plans if this Proposal No. 2 is approved.

        If Proposal No. 2 is approved by the stockholders, the total number of shares of the Company's common stock reserved for issuance under the 2009 Plan will consist of 2,100,000 shares plus the number of shares subject to stock awards outstanding under the Prior Plans that terminate prior to exercise and would otherwise be returned to the share reserves under the Prior Plans less one share for each share of stock issued pursuant to an option or stock appreciation right granted after December 31, 2008 under the Prior Plans with respect to which the strike price is at least 100% of the fair market value of the underlying common stock on the date of grant and 1.4 shares for each share of stock issued pursuant to an award other than an option or stock appreciation right granted after December 31, 2008 under the Prior Plans.

        Approval of the 2009 Plan will allow the Company to continue to grant stock options and other awards at levels determined appropriate by the Compensation Committee of the Board of Directors. The 2009 Plan will also provide the Company with continued flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and performance cash awards. Accordingly, the 2009 Plan will allow the Company to continue to utilize a broad array of equity incentives in order to recruit new employees and directors, as well as to retain the services of the Company's current employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for the Company's success.

        In this Proposal No. 2, the Company is requesting that the stockholders approve the 2009 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Company's Annual Meeting of Stockholders is required to adopt the 2009 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Description of the 2009 Equity Incentive Plan

        The material features of the 2009 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan. Stockholders are urged to read the actual text of the 2009 Plan in its entirety, which is appended to this proxy statement as Annex A.

Background and Purpose

        The terms of the 2009 Plan provide for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, other stock-related awards, and performance awards that may be settled in cash, stock or other property.

        The purpose of the 2009 Plan is to provide a means by which employees, directors, and consultants may be given an opportunity to purchase the Company's common stock to assist it in recruiting new employees and directors, retaining the services of current employees and directors, and to provide incentives for such persons to exert maximum efforts for the Company's success.

Shares Available for Awards

        If this Proposal No. 2 is approved, the total number of shares of the Company's common stock reserved for issuance under the 2009 Plan will consist of 2,100,000 shares plus the number of shares subject to stock awards outstanding under the Prior Plans that terminate prior to exercise and would otherwise be returned to the share reserves under the Prior Plans less one share for each share of stock issued pursuant to an option or stock appreciation right granted after December 31, 2008 under the Prior Plans with respect to which the strike price is at least 100% of the fair market value of the underlying common stock on the date of grant and 1.4 shares for each share of stock issued pursuant to an award other than an option or stock appreciation right granted after December 31, 2008 under the Prior Plans.

        This aggregate number is referred to as the "Share Reserve." The number of shares available for issuance under the 2009 Plan is reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.4 shares for each share of common stock issued pursuant to restricted stock, restricted stock units, performance stock awards, or other stock awards granted under the 2009 Plan.

        As of December 31, 2008, options to purchase approximately 4,711,329 shares were outstanding and awards other than options and stock appreciation rights covering an aggregate of 276,974 were outstanding. The weighted average exercise price of all options outstanding as of December 31, 2008 was approximately $13.45 and the weighted average remaining term of such options was approximately 6.30 years. A total of 31,577,589 shares of the Company's common stock were outstanding as of March 26, 2009.

        If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the 2009 Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited shall revert to and again become available for issuance under the 2009 Plan. Any shares reacquired by the Company pursuant to its withholding obligations or as consideration for the exercise of an option shall not again become available for issuance under the 2009 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2009 Plan.

        To the extent there is a share of common stock issued pursuant to (i) a stock award that counted as 1.4 shares against the number of shares available for issuance under the 2009 Plan or (ii) an award other than an option or stock appreciation right granted under the Prior Plans with respect to which the strike price is at least 100% of the fair market value of the underlying common stock on the date of grant, and such share of common stock again becomes available for issuance under the 2009 Plan, then the number of shares of common stock available for issuance under the 2009 Plan shall increase by 1.4 shares.

Eligibility

        Incentive stock options may be granted under the 2009 Plan only to the Company's employees and employees of Omnicell's affiliates. The Company's employees, consultants and directors and employees and consultants of Omnicell's affiliates are eligible to receive all other types of awards under the 2009 Plan. As of March 26, 2009 approximately 754 employees, directors and consultants were eligible to participate in the 2009 Plan.

Administration

        The 2009 Plan is administered by the Board of Directors, which may in turn delegate authority to administer the plan to a committee. The Board of Directors has delegated administration of the 2009 Plan to the Compensation Committee. Subject to the terms of the 2009 Plan, the Compensation Committee determines recipients, the numbers and types of stock awards to be granted, the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of options granted under the 2009 Plan.

Repricing

        The 2009 Plan expressly provides that, without the approval of the stockholders within 12 months prior to such event, the Compensation Committee shall not have the authority to reduce the exercise price of any outstanding stock awards under the plan or cancel any outstanding stock awards that have an exercise price or strike price greater than the current fair market value of the common stock in exchange for cash or other stock awards under the 2009 Plan.

Vesting

        Shares subject to awards under the 2009 Plan shall generally vest in accordance with the stock award agreement for such stock award.

Stock Options

        If stock options are granted, they will be granted pursuant to stock option agreements. The 2009 Plan permits the grant of options that qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs. Generally, the exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Options granted under the 2009 Plan will vest at the rate specified in the option agreement.

        In general, the term of stock options granted under the 2009 Plan may not exceed ten years. Except as explicitly provided otherwise in an optionholder's award agreement, options granted under the 2009 Plan generally terminate three months after termination of the participant's service unless (i) termination is due to the participant's disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant's service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months following the participant's death by the person or persons to whom the rights to such option have passed; (iii) the participant is terminated for cause in which case the option will cease to be exercisable immediately upon the participant's termination, or (iv) the option by its terms specifically provides otherwise. An option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. The amount of time allowable after termination to exercise an option may be extended if upon exercise the participant would be in violation of the registration requirements under the Securities Act or Omnicell's insider trading policy. In such cases, the applicable period within which a participant may exercise an option after termination is extended to the time in which the exercise of the option would not be in violation of such laws or policies. In no event may an option be exercised after its expiration date.

        Acceptable forms of consideration for the purchase of Omnicell common stock issued under the 2009 Plan will be determined by the Compensation Committee and may include cash, check, bank draft or money order made payable to the Company, common stock previously owned by the optionholder, payment through a broker assisted exercise or, for NSOs only, a net exercise feature, or other legal consideration approved by the Compensation Committee.

        Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

Limitations

        The aggregate fair market value, determined at the time of grant, of shares of Omnicell common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of the Company's equity compensation plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company's total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

  •
  the term of any ISO award must not exceed five years from the date of grant.

        The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs shall be the number of shares of common stock in the Share Reserve. In addition, no employee may be granted options, stock appreciation rights, or other stock awards under the 2009 Plan covering more than 1,500,000 shares of our common stock in any calendar year.

Restricted Stock Awards

        If restricted stock awards are granted, they will be granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the recipient's past or future services performed for the Company or an affiliate of the Company, or any other form of legal consideration acceptable to the Compensation Committee. Shares of Omnicell common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Compensation Committee. Rights to acquire shares of Omnicell common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

        If restricted stock unit awards are granted, they will be granted pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Compensation Committee. The Company will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock as deemed appropriate by our Compensation Committee, or in any other form of consideration determined by the Compensation Committee and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of Omnicell common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Stock Appreciation Rights

        If stock appreciation rights are granted, they will be granted pursuant to a stock appreciation rights agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Compensation Committee, but shall in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Compensation Committee may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in Omnicell common stock, in cash, in any combination of the two, or any other form of legal consideration approved by the Compensation Committee and contained in the stock appreciation right agreement. Stock Appreciation Rights shall be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2009 Plan.

Performance Awards

        The 2009 Plan provides for the grant of two types of performance awards: performance stock awards and performance cash awards. If performance awards are granted, they will vest or be exercised based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Compensation Committee. The maximum amount to be granted to any individual in a calendar year attributable to such performance awards may not exceed 1,500,000 shares of Omnicell common stock in the case of performance stock awards, or $1,500,000 in the case of performance cash awards.

        Performance goals under the 2009 Plan shall be determined by the Compensation Committee, based on any one or more performance criteria, including but not limited to: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxvi) litigation, arbitration or other conflict achievements or resolutions; (xxxvii) hiring or reduction in headcount; (xxxviii) timely completion of internal and external analysis, or audits; (xxxix) completion of performance goals by direct reports; and (xl) to the extent that an

Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

Other Stock Awards

        Other forms of stock awards valued in whole or in part with reference to Omnicell common stock may be granted either alone or in addition to other stock awards under the 2009 Plan. The Compensation Committee will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Omnicell common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee.

Changes to Capital Structure

        In the event that there is a specified type of change in our capital structure not involving the receipt of consideration by the Company, such as a stock split or stock dividend, the class and number of shares reserved under the 2009 Plan (including share limits) and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Corporate Transactions

        In the event of a corporate transaction, unless otherwise provided in a written agreement between the Company or any of its affiliate and the holder of the stock award, or expressly provided by the Board or the Compensation Committee at the time of grant of a stock award, in the event of a corporate transaction (as specified in the 2009 Plan and described below), all outstanding stock awards under the 2009 Plan shall be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with us or an affiliate has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by individuals whose continuous service with the Company or an affiliate of the Company has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by the Company with respect to such stock awards shall not terminate and may continued to be exercised notwithstanding the corporate transaction). In the event a stock award will terminate if not exercised, the Board or the Compensation Committee may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price.

        A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as provided in the stock award agreement or in any other written agreement between the Company or any affiliate of the Company and the participant, but in the absence of such provision, no acceleration shall occur.

Plan Amendments

        The Compensation Committee will have the authority to amend or terminate the 2009 Plan. However, no amendment or termination of the 2009 Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. The Company will obtain stockholder approval of any amendment to the 2009 Plan as required by applicable law.

Plan Termination

        Unless sooner terminated by the Board or the Compensation Committee, the 2009 Plan shall automatically terminate on the day before the tenth anniversary of the date the 2009 Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.

U.S. Federal Income Tax Consequences

        The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company's ability to realize the benefit of any tax deductions described below depends on its generation of taxable income.

Nonstatutory Stock Options

        Generally, there is no taxation upon the grant of a NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's capital gain holding period for those shares will begin on that date.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

        The 2009 Plan provides for the grant of stock options that qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

        If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

        Omnicell is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, Omnicell is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards

        Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

        Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of Omnicell common stock received over any amount paid by the recipient in exchange for the shares of Omnicell common stock. To conform to the requirements of Section 409A of the Code, the shares of Omnicell common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

        The Company may grant under the 2009 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2009 Plan.

        Where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and where the recipient may only receive the appreciation inherent in the stock appreciation rights in shares of Omnicell common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock received upon such exercise. If the recipient may receive the appreciation inherent in the stock appreciation rights in cash or other property and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, then the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, Omnicell will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162 Limitations

        Compensation of persons who are "covered employees" of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2009 Plan is intended to enable the Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

New Plan Benefits

        The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2009 Plan. The table below sets forth information about awards granted under our Prior Plans to the Named Executive Officers as reported in the Summary Compensation Table included herein, all current executive officers as a group, all non-employee directors as a group, and all non-executive employees and consultants as a group in 2008. On March 31, 2009, the closing price of Omnicell common stock as reported on the NASDAQ Global Market was $7.82 per share.

Awards Granted in 2008 under the Prior Plans

Name	Number of Securities Underlying Awards Granted	Weighted Average Exercise Price Per Share for Options ($)
Randall A. Lipps	75,000	17.95
Robin G. Seim	26,250	17.95
J. Christopher Drew	33,750	17.95
Renee M. Luhr	33,750	17.95
Dan S. Johnston	18,750	17.95
Executive Group (7 persons)	263,000	15.51
Non-Executive Director Group (8 persons)	125,748	11.91
Non-Executive Officer Employee and Consultant Group (366 persons)	559,250	16.97

Required Vote and Recommendation of the Board of Directors

        Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No. 2 and will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors believes that approval of Proposal No. 2 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 2.

 PROPOSAL NO. 3

AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

Overview

        In March 1997, the Board of Directors originally adopted, and in March 1998 the stockholders subsequently approved, Omnicell's 1997 Employee Stock Purchase Plan (the "Purchase Plan"). There were 750,000 shares of Omnicell common stock initially reserved for issuance under the Purchase Plan. In addition, the Purchase Plan contained an evergreen provision providing for an annual increase in the shares available for purchase under the Purchase Plan equal to the lesser of 1.5% of the outstanding shares of common stock on each January 1; 750,000 shares; or a number determined by the Board of Directors, as of each January 1 beginning with annual meeting of stockholders in 2000. Pursuant to the evergreen provision, an additional 2,238,858 shares of Omnicell common stock were made available for purchase under the Purchase Plan between 2000 and 2007. The evergreen provision terminated after the annual increase in 2007.

        On March 5, 2009, the Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, which would result in an increase of 2,622,426 shares of Omnicell common stock authorized for purchase under the Purchase Plan to an aggregate total of 3,000,000 shares authorized for purchase. The additional 2,622,426 shares that will be made available under the Purchase Plan upon approval of this Proposal No. 3 will not be available for grants under the Purchase Plan until the next offering period that commences on or after August 16, 2009. A total of 31,577,589 shares of Omnicell common stock were outstanding as of March 26, 2009. The Board of Directors adopted this amendment in order to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board of Directors and the Compensation Committee.

        In accordance with the Company's 2008 internal policy, executive officers do not participate in the Purchase Plan, and therefore did not purchase any shares under the Purchase Plan. In 2008, all employees (excluding executive officers) as a group purchased 332,574 shares at a weighted average price of $10.04 per share under the Purchase Plan.

        As of March 26, 2009, an aggregate of 2,331,555 shares of Omnicell common stock had been purchased under the Purchase Plan and 377,574 shares of common stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future purchase under the Purchase Plan. Upon approval of this Proposal No. 3, an additional 2,622,426 shares will become available for future purchases under the Purchase Plan, but the plan will not contain an evergreen provision and therefore no additional shares will be made available for purchase without stockholder approval.

        The Company is requesting in this Proposal No. 3 that the stockholders approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Purchase Plan, as amended, is appended to this proxy statement as Annex B.

Purpose

        The purpose of the Purchase Plan is to provide a means by which employees of Omnicell (and any affiliates designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Omnicell common stock through payroll deductions, to assist Omnicell in retaining the services of its employees, in recruiting new employees and to provide incentives for such persons to exert maximum efforts for the Company's success. As of the March 26, 2009, approximately 660 employees were eligible to participate in the Purchase Plan.

        The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

        The Board of Directors administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board of Directors has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board of Directors has delegated administration of the Purchase Plan to the Compensation Committee. The Compensation Committee has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Omnicell common stock will be granted and the provisions of each offering of such rights (which need not be identical). As used herein with respect to the Purchase Plan, the "Board" or the "Board of Directors" refers to Omnicell's Board of Directors or any committee the Board appoints to administer the Purchase Plan, including the Compensation Committee.

Stock Subject to Purchase Plan

        As of March 26, 2009, the Purchase Plan had 377,574 shares of Omnicell common stock available for future purchase under the Purchase Plan. Subject to this Proposal No. 3, an additional 2,622,426 shares of Omnicell common stock will be made available for future purchases under the Purchase Plan beginning with the next offering period that commences on or after August 16, 2009. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Omnicell common stock not purchased under such rights again become available for issuance under the Purchase Plan. A total of 31,577,589 shares of Omnicell common stock were outstanding as of March 26, 2009.

Offerings

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Compensation Committee. The maximum length for an offering under the Purchase Plan is 27 months. Currently, under the Purchase Plan, each offering is 24 months long and is divided into four shorter "purchase periods" approximately six months long.

Eligibility

        Any person who is customarily employed at least 20 hours per week and 5 months per calendar year by Omnicell (or by any parent or subsidiary of Omnicell designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by Omnicell or the designated parent or subsidiary for such period preceding the grant as the Board or Compensation Committee may require, but in no event will the required period of continuous employment be greater than two years. Officers of Omnicell who are "highly compensated" as defined in the Code may be eligible to participate in the offerings, unless the Board or Compensation Committee provides otherwise.

        However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Omnicell or of any parent or subsidiary of Omnicell (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue the right to purchase more than $25,000 worth of

Omnicell common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Omnicell and our parent and subsidiaries in any calendar year.

Participation in the Purchase Plan

        Eligible employees enroll in the Purchase Plan by delivering to Omnicell, prior to the date selected by the Board or the Compensation Committee as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' total compensation during the offering.

Purchase Price

        The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the purchase date, as set by the Board or the Compensation Committee.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the board provides in the offering. A participant may increase or begin such payroll deductions after the beginning of the offering only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Omnicell. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering.

Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board or the Compensation Committee specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Omnicell common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Omnicell common stock available, the Board or the Compensation Committee would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically on the purchase date, as set by the board, at the applicable price. See "Withdrawal" below.

Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to Omnicell a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the offering except as provided by the board in the offering.

        Upon any withdrawal from an offering by the employee, Omnicell will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and Omnicell will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

        Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted. A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death after the offering but prior to delivery to the participant of the shares and cash, or who is to receive the cash from the participant's account in the event of such participant's death during an offering.

Adjustment Provisions

        Transactions not involving receipt of consideration by Omnicell, such as a reincorporation, combination, reclassification, stock dividend or stock split, may change the type, class and number of shares of common stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type, class and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type, class, number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Transactions

        In the event of (i) a dissolution, liquidation or sale of all or substantially all of the securities or assets of Omnicell, (ii) a merger or consolidation in which Omnicell is not the surviving corporation or (iii) a reverse merger in which Omnicell is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving corporation does not assume such rights or substitute similar rights, then the participants' accumulated payroll deductions will be used to purchase shares of common stock immediately prior to the corporate transaction under the ongoing offering and the participants' rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

        The Board of Directors or Compensation Committee may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate at the time that all of the shares of common stock reserved for issuance under the Purchase Plan have been issued under the terms of the Purchase Plan.

        The Board of Directors or Compensation Committee may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board or the Compensation Committee if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or "Rule 16b-3"); or (iii) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to Omnicell by reason of the grant or exercise of rights under the Purchase Plan. Omnicell is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Required Vote and Recommendation of the Board of Directors

        Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No. 3 and will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors believes that approval of Proposal No. 3 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 3.

 PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the year ending December 31, 2009 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the Company's financial statements since 1997. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as the Company's independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

        The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 by Ernst & Young, the Company's principal accountant.

	Fiscal Year Ended December 31,
	2008	2007
	(in thousands)
Audit Fees	$1,445	$1,300
Non-Audit Fees	103	282
Tax Fees	20	75

Total Fees	$1,568	$1,657

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company's financial statements and review of the interim financial statements included in quarterly reports, professional services associated with SEC registration statements and other documents filed with the SEC, consultations with the Company's management as to the accounting treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other standard-setting bodies, and other services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

        Non-Audit Fees.    In 2008, non-audit fees consisted of fees billed for professional services in connection with the Company's equity information and ERP system implementations. In 2007, non-audit fees consisted of fees billed for professional services in connection with the public offering in May 2007.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning outside of the tax compliance reviews included in the annual audit.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company's independent registered public accounting firm, Ernst &

Young. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young is compatible with maintaining the principal accountant's independence.

Required Vote and Recommendation of the Board of Directors

        Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No. 4 and will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors believes that approval of Proposal No. 4 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 4.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 26, 2009 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Waddell & Reed Investment Management Company	3,145,763	9.96%
6300 Lamar Avenue
Overland Park, KS 66202
Barclays Global Investors, NA	2,299,688	7.28%
400 Howard Street
San Francisco, CA 94105
JPMorgan Chase & Company	2,257,485	7.15%
270 Park Avenue
New York, NY 10017
Columbia Partners LLC Investment Management	2,050,153	6.49%
5425 Wisconsin Avenue, Suite 700
Chevy Chase, MD 20815
Wellington Management Company, LLC	1,635,300	5.18%
75 State Street
Boston, MA 02109
Mary E. Foley(2)(3)(9)	38,114	*
James T. Judson(3)(4)(9)	138,523	*
Randy D. Lindholm(2)(3)(9)	64,529	*
Randall A. Lipps(5)(9)	1,371,066	4.24%
Gary S. Petersmeyer(3)(6)(9)	23,808	*
Donald C. Wegmiller(2)(3)(9)	132,719	*
Sara J. White(2)(3)(9)	71,743	*
Joseph E. Whitters(2)(3)(9)	104,003	*
William H. Younger, Jr.(2)(3)(7)(9)	469,275	1.48%
Robin G. Seim(9)	103,357	*
J. Christopher Drew(8)(9)	460,858	1.44%
Renee M. Luhr(9)	20,625	*
Dan S. Johnston(9)	141,526	*
All current executive officers and directors as a group (16 persons)(9)	3,280,792	9.76%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 31,577,589 shares outstanding on March 26, 2009, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities listed below is c/o Omnicell, Inc., 1201 Charleston Road, Mountain View, California 94043.

(2)
Includes two restricted stock grants awarded to each of the then current non-employee directors of the Company as follows: 2,122 shares awarded to all non-employee directors on October 25, 2006, which have fully vested and been transferred; and 1,767 shares awarded on April 24, 2007, which have fully vested and been transferred.

(3)
Includes restricted stock grants awarded to the then current non-employee directors of the Company on April 22, 2008, which will fully vest and be transferred at the occurrence of the 2010 Annual Meeting of Stockholders as follows: Mary E. Foley, 3,777 shares; James T. Judson, 3,358 shares; Randy D. Lindholm, 5,037 shares; Gary S. Petersmeyer, 4,197 shares; Donald C. Wegmiller, 8,394 shares; Sara J. White, 5,456 shares; Joseph E. Whitters, 6,716 shares; and William H. Younger, Jr., 3,777 shares.

(4)
Includes restricted stock award of 1,767 shares awarded on April 24, 2007, which has fully vested and been transferred.

(5)
Includes 114,706 shares held directly by Mr. Lipps; 416,249 shares held in trust jointly with Mr. Lipps' spouse; and 72,269 shares held in trusts for the benefit of Mr. Lipps' children.

(6)
Includes a restricted stock grant of 1,767 shares awarded on April 24, 2007 and a restricted stock grant of 666 shares awarded on July 24, 2007, which have both fully vested and been transferred.

(7)
Includes 119,117 shares held directly by Mr. Younger, and 301,760 shares held in trust for the benefit of Mr. Younger's family. Mr. Younger disclaims beneficial ownership of the trusts' shares except as to Mr. Younger's pecuniary interest in the trusts.

(8)
Includes 10,504 shares held in trust for the benefit of Mr. Drew's family.

(9)
Includes shares which certain executive officers and directors of the Company have the right to acquire within 60 days after March 26, 2009 pursuant to outstanding options as follows: Mary E. Foley, 31,648 shares; James T. Judson, 113,398 shares; Randy D. Lindholm, 38,398 shares; Randall A. Lipps, 767,842 shares; Gary S. Petersmeyer, 19,444 shares; Donald C. Wegmiller, 120,481 shares; Sara J. White, 60,398 shares; Joseph E. Whitters, 68,398 shares; William H. Younger, Jr., 48,398 shares; Robin G. Seim, 79,232 shares; J. Christopher Drew, 413,317 shares; Dan S. Johnston, 123,835 shares; Ms. Luhr, 0 shares; and all current executive officers and directors as a group, 2,028,996 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        The Company submits all applicable Section 16(a) filing requirements on behalf of its officers and directors (except for Mr. Younger). To the Company's knowledge, based on the reports filed by the Company, copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except one report, covering one transaction, for Ms. Foley was filed late with respect to the sale of 1,200 shares of restricted stock.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        Our executive compensation program is designed to provide our executive officers incentives and rewards, while effectively balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. The Compensation Committee of our Board of Directors (the "Committee") has the primary responsibility for establishing our executive compensation philosophy and the specific components of each executive's compensation package. Our executive compensation program is based on four guiding principles, as set forth by the Committee. We have created a compensation program that combines short-term and long-term components, cash and equity and fixed and contingent payments, in the proportions we believe achieve these four guiding principles:

  •
  Enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders;

  •
  Enable us to attract, motivate and retain the people needed to define and create industry-leading products and services;

  •
  Integrate compensation closely to the achievement of our business and performance objectives; and

  •
  Reward individual performance that contributes to our short-term and long-term success.

        An important element of our compensation philosophy is to provide executives with compensation packages that are competitive with compensation packages for executives in medical supply and technology companies of similar size and stage of development in order to attract dynamic and innovative executives to lead our strategic initiatives. As such, the Committee utilizes and relies significantly in a benchmarking analysis when determining the size, components and mix of the executive officers' compensation elements.

        Our executive compensation consists of three principal components: base salary, a performance-based cash bonus and long-term equity incentive compensation. The cash compensation components are primarily designed to provide a predictable level of financial stability and reward the achievement of short-term goals. The equity compensation component is primarily designed to incentivize and retain our executives, and to reward the achievement of our long-term financial success. The Committee utilizes a benchmarking analysis when determining total cash compensation, allocating cash compensation between base salary and performance-based cash bonus, and in awarding long-term equity compensation.

Role of the Compensation Committee

        Our Board of Directors has delegated to the Committee the responsibility for developing our compensation philosophy, establishing our executive compensation program and overseeing equity awards under our equity incentive plans. On an annual basis, the Committee approves the individual compensation packages for each of our executive officers. Although the Committee maintains ultimate authority over our executive officers' compensation, the Committee considers the input and evaluations of our Chief Executive Officer, Randall A. Lipps, as it relates to executive officers other than Mr. Lipps. In conjunction with the Committee's annual review, Mr. Lipps develops cash and equity compensation proposals for each executive to present to the Committee for discussion and approval. Mr. Lipps does not participate in the final determination of his own compensation.

Benchmarking / Compensation Consultant

        As in prior years, the Committee engaged the services of Pearl Meyer & Partners ("Pearl Meyer") in late 2007 and again in late 2008 to serve as an independent advisor to the Committee to assist in reviewing the compensation of the Company's executive officers, including identifying companies for competitive analysis and benchmarking. As part of its engagements, Pearl Meyer worked closely with the Committee to identify comparable peer companies, provided the Committee with a report summarizing a comparison of our total compensation with such peer companies and provided an assessment of the specific elements of our compensation components in relation to the peer companies (the "Pearl Meyer Report"). The Committee believes benchmarking of executive compensation is crucial to maintaining compensation levels competitive with other leading technology companies with which we compete for personnel. Additionally, benchmarking provides guideposts, which the Committee uses to determine the size, mix and components of executive compensation.

        Most of our direct industry competitors are significantly larger than we are, and as a result, historically it has been and continues to be challenging to find appropriately-sized industry competitors for comparison. Therefore, the Committee and Pearl Meyer developed a group of comparable companies based on such factors as revenue, market capitalization and, to the extent possible, industry similarity, that we believe provides a meaningful cross-section from which to benchmark executive compensation. The peer group focuses on three industry subcategories that are representative of portions of our business: the healthcare information management software industry, the medical equipment and supplies industry, and the supply chain management and logistics software and manufacturing industry. For all compensation decisions in 2008, the Committee relied upon the Pearl Meyer Report prepared in late 2007 and, with respect to the long-term equity compensation awards made in February 2009, the Committee relied upon the Pearl Meyer Report prepared in late 2008. The Committee and Pearl Meyer strive to maintain a consistent peer group year over year for comparability of competitive analysis. The change in the number of comparable peer companies from the 2007 report to the 2008 report was due in part to the lack of comparability of certain companies financial performance relative to the Company, as well as the merger and disappearance of certain peer companies.

        The companies identified for benchmark comparison in the 2007 report and 2008 report were:

2007 Comparable Companies		2008 Comparable Companies
• Align Technology, Inc.	• JDA Software Group Inc.	• Align Technology, Inc.	• JDA Software Group Inc.
• Allscripts Healthcare Solutions, Inc.	• Manhattan Associates, Inc.	• ArthroCare Corporation	• Manhattan Associates, Inc.
• ArthroCare Corporation	• Nektar Therapeutics	• Athenahealth, Inc.	• Nektar Therapeutics
• Aspen Technology, Inc.	• Palomar Med Technologies, Inc.	• Aspen Technology, Inc.	• Phase Forward Inc.
• Cardiac Science Corporation	• Phase Forward Inc.	• Cardiac Science Corporation	• Quality Systems Inc.
• Eclipsys Corporation	• Quality Systems Inc.	• Eclipsys Corporation	• Stratasys Inc.
• Emageon Inc.	• Stratasys Inc.	• I-Flow Corporation	• Thoratec Corp.
• I-Flow Corporation	• Thoratec Corp.	• Informatica Corporation
• Informatica Corporation	• Vital Signs, Inc.

Elements of Compensation and 2008 Determinations

        Our executive compensation program consists of three principal components: a base salary and performance-based cash bonus plan (together, total cash compensation) and long-term equity incentive compensation. We also provide our executive officers with certain other benefits including severance and change-of-control benefits and the ability to participate in our 401(k) plan and other employee benefit plans with all other eligible employees. The philosophy underlying each of the components of compensation and the specific factors weighing on the compensation determinations for 2008 are discussed in each section below.

  Cash Compensation.

        Overview.    The cash component of our executive compensation program serves a two-fold purpose. Base salaries are intended to provide financial stability, predictability and security of compensation for our executives for fulfilling their core job responsibilities, while the performance-based cash bonus plan is intended to incentivize and reward the achievement of predetermined corporate and individual short-term objectives. The Committee's long-term objective is for each executive officer to be able to achieve approximately the 75th percentile in total cash compensation for comparable executive officers identified in the Pearl Meyer Report, assuming payment in full of the performance-based cash bonus. In determining the level of base salary and the potential maximum performance-based bonus for each executive, the Committee analyzes the comparable total cash compensation metric of the Pearl Meyer Report for each executive and sets the executives' total cash compensation with the goal of moving each executive toward the objective percentile in a responsible and measured manner. The Committee also considers management's financial forecasts for the upcoming fiscal year and works to establish an aggregate compensation scheme that fits within the Company's budgetary model.

        To determine the level of each component of an executives' total cash compensation, the Committee uses the prior year's base salary as the starting point, and then looks to the applicable base salary metric in the Pearl Meyer Report to ascertain the percentile that the prior year's salary represents. The Committee then sets an approximate base salary for each executive based on the targeted percentile for that executive.

        Once an appropriate base salary determination is made the Committee allocates the difference between the executives' new base salary and targeted total cash compensation as the size of the executives' maximum potential performance-based bonus. The Committee then translates the maximum potential performance-based bonus into a percentage of the executives' base salary and makes adjustments to the base salary and bonus percentage from there.

        Adjustments in cash compensation derived from base salary versus performance-based cash bonus are based on such factors as an executive's historical base salary, an executive's duties and responsibilities, and his or her position in the Company, as well as competitive pay practices for comparable positions identified in the Pearl Meyer Report.

        2008 Total Cash Compensation Determination.    For 2008, the Committee continued to move toward its long-term objective of providing potential total cash compensation for each executive officer equal to the 75th percentile of the Company's peer group, setting the targeted percentiles at the 55th percentile for most executives. The Committee placed Mr. Drew at the 75th percentile, as only a relatively small increase of 3% in his total cash compensation was required to accomplish that. The Committee has recognized that moving each executive's total cash compensation to the 75th percentile in a single year is not desirable because of the magnitude of the increase that would represent, reflecting its commitment of keeping pace with the competitive landscape, while balancing its responsibility to keep compensation levels within the Company's compensation budget.

        The following table sets forth the targeted total cash compensation in 2008 for each executive and corresponding percentile that the total cash compensation represents to peer companies identified in the Pearl Meyer Report, and the percentage increase 2008 base salaries represent from 2007 base salaries:

Name and Principal Position	2008 Targeted Total Cash Compensation(1) ($)	Targeted Total Cash Percentile	2007 Target Total Cash Compensation ($)	Percentage Increase from 2007 Targeted Total Cash
Randall A. Lipps	792,000	55th	712,000	10%
Chairman, President and Chief
Executive Officer
Robin G. Seim	430,000	55th	400,000	7%
Vice President, Finance and Chief
Financial Officer
J. Christopher Drew	515,000	75th	500,000	3%
Senior Vice President, Operations
Renee M. Luhr	416,000	55th	374,000	10%
Vice President, Sales
Dan S. Johnston	382,000	55th	338,000	11%
Vice President and General Counsel

(1)
Targeted Total Cash Compensation refers to an executive officer's annual salary and incentive target effective April 2008, assuming achievement of 100% of an executive officer's Individual Targets and the achievement of the Corporate Targets.

        2008 Base Salary Determinations.    The Committee's long-term objective for base salary compensation is for each executive officer to be at the 50th percentile of the comparable executive officers identified in the Pearl Meyer Report. For 2008, the Committee increased base salaries of the executives from their 2007 levels between 4% and 8%, except for Mr. Drew whose salary remained at 2007 levels and at the 60th percentile. In addition to targeting the 50th percentile, the Committee looked at factors including the percentage increase in salary required to move an executive to the next percentile, as well how much the increase compared to other executives' salary increases, and an executive's level of responsibility and duties. The Committee viewed these increases as modest and necessary to keep pace with the comparable companies in the Pearl Meyer Report, while allowing the Committee to continue allocating the remainder of each executive's target cash compensation toward a significant incentive cash bonus furthering its goal of creating an incentive for executive officers to improve the Company's financial performance.

        The following table sets forth the 2008 base salaries (effective as of April 1, 2008) and corresponding percentile that such base salary represents to peer companies identified in the Pearl

Meyer Report, the actual percentage the base salary represents of total target cash compensation and the percentage increase 2008 base salaries represent from 2007 base salaries:

Named Executive Officer	2008 Base Salary(1) ($)	Targeted Base Salary Percentile	Percentage of Base Salary of 2008 Targeted Total Cash	2007 Base Salary ($)	Percentage Increase from 2007 Base Salary
Randall A. Lipps	440,000	45th	56%	407,000	8%
Robin G. Seim	252,000	45th	59%	242,000	4%
J. Christopher Drew	294,000	60th	57%	294,000	0%
Renee M. Luhr	238,000	45th	57%	220,000	8%
Dan S. Johnston	239,000	35th	63%	225,000	6%

(1)
2008 base salaries were effective April 1, 2008.

        Performance-Based Bonus.    The second component of cash compensation for our executive officers is a quarterly performance-based bonus, which is intended to be a substantial component of our executives' cash compensation. The size of the potential maximum bonus is derived from the difference between the executive's targeted total compensation and his/her base salary. To this end for 2008, the Committee established the 2008 Executive Bonus Plan (the "2008 Bonus Plan").

        Under the 2008 Bonus Plan, the Company had to meet certain threshold financial performance criteria for an executive to earn a bonus (together, these are referred to as the "Corporate Targets"). The Corporate Targets include two to three quarterly performance criteria: (i) a quarterly revenue target (the "Revenue Target"), (ii) a quarterly earnings per share target (the "EPS Target") and, in some quarters, (iii) one or more additional objectives established by the Committee (the "Discretionary Target"). Commensurate with our philosophy of conditioning performance-based cash compensation on corporate performance, the Committee required the achievement of all Corporate Targets as a condition to our executive officers receiving any portion of their respective performance-based bonus for the quarter. If the Corporate Targets were achieved, an executive was eligible to receive a cash bonus amount derived as a percentage of his/her quarterly salary, to be determined based on the executive's achievement of certain individual objectives ("Individual Targets"). If the Corporate Targets and all of a Participant's Individual Targets were achieved, the executive received 100% of his/her eligible cash bonus amount (the "Incentive Target").

        The Committee derived the EPS Target first in total dollars and then added an amount equal to the expected bonus payment to ensure that payment of the bonus itself did not cause a circular calculation, then divided the expected fully-diluted shares to derive the per share target. The Committee determined achievement of the EPS Target against non-GAAP net income, which excludes share-based compensation expenses pursuant to FASB Statement No. 123 (revised) ("SFAS No. 123(R)"), and other items that the Committee determines were unusual, non-reoccurring and not reflective of normal operations. Our quarterly unaudited financial statements for 2008 were the basis for measuring the level of revenue and earnings per share to determine the achievement of the Revenue Target and EPS Target, respectively. In the first and second quarters of 2008, the Committee set a Discretionary Target based on the Company's bookings volume, a term referring to an internal measure the Company utilizes relating to the dollar value of new customer contracts secured or generated in a particular period. The Committee in its discretion, based on information provided by the Company's management, determines whether the Discretionary Target is achieved.

        In 2008, the Committee revised the structure of the 2008 Bonus Plan relative to the 2007 Executive Bonus Plan to further emphasize the importance of executive achievement of Individual Targets. In 2007, the achievement in full of the Corporate Targets provided each executive with 50% of his/her eligible cash bonus. In 2008, the Committee altered this structure making the Corporate Target the threshold gate and, allocated 100% of an executive's cash bonus to the achievement of his/her Individual Targets, payable only if the Corporate Targets were achieved. The Committee felt that this structure better emphasized its desire to motivate individual performance, while retaining the primary importance of corporate performance.

        In 2008, the Committee established Incentive Targets based on the executive's targeted total cash compensation less base salary, then translated this number into a percentage of salary. Slight adjustments were made to the percentages based on an executive's level of compensation in relation to competitive pay practices for comparable positions identified in the Pearl Meyer Report and the Company's budgetary constraints:

Named Executive Officer	2008 Incentive Target(1) ($)	Percentage of Salary Represented by 2008 Incentive Target(1)	Percentage of Total Cash Compensation Represented by 2008 Incentive Target
Randall A. Lipps	340,313	79%	44%
Robin G. Seim	171,625	69%	41%
J. Christopher Drew	216,825	74%	42%
Renee M. Luhr	172,375	58%	37%
Dan S. Johnston	135,675	74%	42%

(1)
The 2008 Incentive Target for the first quarter of 2008 is based on an executive officer salary for 2007. The 2008 Incentive Target for the second, third and fourth quarter reflects the change in executive officers' salaries effective April 1, 2008.

  2008 Targets and Bonus Determinations.

        Corporate Targets.    The Committee established the Revenue Target and EPS Target on a quarterly basis, and such targets were intended to be modestly difficult to achieve, yet attainable. Additionally, in each of the first and second quarters, the Committee set a Discretionary Target as described above, which was also intended to be a challenging target to achieve, yet attainable. The basis for utilizing the Discretionary Target in the first and second quarters was to emphasize securing customer contracts as early as possible in the year given the lengthy sale and customer decision process inherent in capital equipment purchases. The Committee did not utilize a Discretionary Target in the third and fourth quarters due to increased uncertainty in the time required to close key accounts, current economic conditions and the desire to not preclude executive officers from earning any performance bonus due to factors outside of their control.

        The actual amount of each target is set by the Committee based on a combination of the input of management, historical quarterly results, the Company's desired growth, financial forecasts and analyst expectations. The Committee's determination to structure the Corporate Target as a threshold performance gate, reflects its belief that the Company's financial performance is paramount and must be the primary focus of each executive's efforts. The following table sets forth the quarterly Corporate Targets for 2008 (all figures are in thousands, except per share amounts):

Corporate Targets	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Revenue Target	$60,000	$61,500	$63,000	$61,500
EPS Target(1)	$0.18	$0.16	$0.16	$0.16
Discretionary Target	$57,000 in bookings volume	$50,000 in bookings volume	N/A	N/A

(1)
The EPS Target represented values based on non-GAAP net income rounded to the nearest whole cent, excluding share-based compensation expenses pursuant to SFAS 123(R) and other items that the Committee determines are unusual and are not reflective of normal operations.

        For 2008, the Corporate Targets were met only in the third and fourth quarters and as a result our executives were only eligible to receive a bonus in such quarters, based on the achievement of their Individual Targets.

        Individual Targets.    For most executive officers in 2008, the establishment of the Individual Targets and the determinations of achievement were made by the Committee. With respect to Dan S. Johnston's Individual Targets, Robin G. Seim, our Chief Financial Officer, established the targets and determined achievement. The individual targets are designed to encourage progress in, and create a strong incentive for the executive to excel in areas that are primarily within their control, while emphasizing the importance of our success by requiring achievement of the Corporate Targets before bonus eligibility.

        In 2008, the quarterly Individual Targets for our executive officers, other than Mr. Lipps, included objectives in the following areas:

          Sales Objectives—sales margins, bookings, sales to existing customers, numbers of sales visits and other internal financial measurements;

          Operating Objectives—implementation of information technology infrastructure, conducting training, ethics and other curriculum courses, completion of objectives by those directly reporting to the officer and improvement of internal departmental processes; and

          Strategic Objectives—development of short and long-term roadmaps, and evaluation of possible acquisition targets, strategic relationships and product lines.

        On a quarterly basis the executives, other than Mr. Lipps, generally have between seven and ten Individual Targets, and generally thirty to forty on an annual basis, relating to a variety of objectives, which are approved by the Committee. Each Individual Target is given a percentage weighting such that achievement of all Individual Targets corresponds to 100% achievement of Incentive Target. For executives other than Mr. Lipps, each Individual Target generally is weighted between 5% and 30% of that quarters total Incentive Target.

        With respect to Mr. Lipps, 75% of his potential bonus on a quarterly basis was conditioned on his direct reports achievement of each of their Individual Targets. The Committee structured Mr. Lipps' performance bonus in this manner so as to place a significant emphasis on his ability to effectively manage and lead the executive team, while placing the importance of the Company's financial success as the single largest factor in his bonus. The remaining portion of Mr. Lipps' Individual Targets included operating and/or strategic objectives in the same areas as those set for other executive officers.

        The following table sets forth the percentages of the Individual Targets achieved in the third and fourth quarters, as well as the actual cash bonus earned by each named executive officer based on achievement of the Individual Targets in the third and fourth quarters:

Named Executive Officer	Percentage of Individual Targets Achieved in Third Quarter	Third Quarter Cash Bonus for Achievement of Individual Targets ($)	Percentage of Individual Targets Achieved in Fourth Quarter	Fourth Quarter Cash Bonus for Achievement of Individual Targets ($)
Randall A. Lipps	81%	71,280	56%	49,280
Robin G. Seim	60%	26,460	100%	44,100
J. Christopher Drew	55%	30,319	65%	35,831
Renee M. Luhr	85%	37,931	30%	13,388
Dan S. Johnston	80%	28,680	100%	35,850

        EPS Overachievement.    As a further incentive to drive our financial performance, each of our executive officers was eligible to receive an additional 10% of his or her actual earned quarterly bonus for each additional $0.01 increment of earnings per share achieved by the Company for that quarter above the EPS Target ("EPS Overachievement"). However, the EPS Overachievement was only available in the third and fourth quarter as quarterly bonuses were earned only in those quarters. The amount by which earnings per share exceeded the EPS Target for the third and fourth quarters of 2008, rounded to the nearest whole cent, was $0.03 and $0.02, respectively, providing each executive an additional 30% of the third quarter actual bonus and 20% of the fourth quarter actual bonus.

        The following table sets forth, for each named executive officer, the Incentive Target, earned incentive bonuses, the percentage of total Incentive Target earned and the amount earned due to EPS Overachievement for 2008:

Named Executive Officer	2008 Incentive Target(1) ($)	Cash Bonus Earned for Achievement of Individual Targets(2) ($)	% of Total 2008 Incentive Target Earned(1)(3)	Cash Bonus Earned Based on EPS Overachievement ($)
Randall A. Lipps	340,313	120,560	35%	31,240
Robin G. Seim	171,625	70,560	41%	16,758
J. Christopher Drew	216,825	66,150	31%	16,262
Renee M. Luhr	172,375	51,319	30%	14,057
Dan S. Johnston	135,675	64,530	48%	15,774

(1)
The 2008 Incentive Target for the first quarter of 2008 is based on the executive officers salaries for 2007. The 2008 Incentive Target for the second, third and fourth quarter reflects the change in executive officers' salaries effective April 2008.

(2)
The cash bonus earned for achievement of Individual Targets does not take into account any amounts earned due to the EPS Overachievement in the third and fourth quarters of 2008.

(3)
The percentage of Total 2008 Incentive Target Earned does not take into account any amounts earned due to EPS Overachievement.

        Additional Year End Incentive Cash Bonus.    In the third quarter of 2008, the Committee approved an additional year end incentive cash bonus metric to the 2008 Bonus Plan to further incentivize the executives officers due to the failure to achieve the Corporate Targets in the first and second quarters. The additional year end incentive cash bonus was payable in the event that the Company met certain Discretionary Targets set by the Committee (such Discretionary Target referred to herein as the "Year End Discretionary Targets"). An executive officer was eligible to receive the maximum year end incentive cash bonus, equal to 70% of such executive officer's Incentive Target in the first and second quarters based on the amount the executive officer would have earned in the event the Corporate Targets were achieved in such quarters, if the Company met or exceeded the maximum metric of the Year End Discretionary Targets, which was $220 million in bookings volume at year end. If the Company's actual performance did not meet the maximum stated metric, but met or exceeded the threshold metric of the Year End Discretionary Targets, which was $210 million in booking volume at year end, a year end incentive cash bonus was payable to each of the executive officers on a graduated scale. At year end, the Company did not achieve the threshold metric of the Year End Discretionary Targets and as a result, no additional year end incentive cash bonuses were paid to the executive officers.

  Equity Compensation.

        Overview.    Long-term equity-based compensation is intended to incentivize and retain executive officers through the use of time-based vesting and tying our long-term financial performance to the executive officer's financial success. We believe that both time-based vesting and shared financial success are long-term incentives that motivate executive officers to grow revenues and earnings, enhance stockholder value and align the interests of our stockholders and executives over the long-term. Equity-based compensation is awarded to our executive officers in the form of stock option grants and restricted stock units, both of which carry service-based vesting conditions.

        Upon commencement of employment, executives are awarded initial equity grants carrying a service-based vesting condition, with 25% of the shares generally vesting one year from the vesting commencement date and the remaining shares vesting in equal monthly installments over the following 36 months. On an annual basis, the Committee makes an assessment as to the size and type of additional equity awards, if any, to be given to each executive officer. Stock options are intended to provide the most substantial incentive to our executive officers to improve company performance and to positively affect stock value, while restricted stock units provide a reduction to earnings dilution and an element of long-term incentive that has greater retention value in a flat or down market. Annual awards generally vest monthly over 48 months in the case of stock options, and semi-annually over 48 months in the case of restricted stock units. The size of the initial grant and the annual grants are determined by the Committee based upon factors including:

  •
  competitive equity compensation practices for comparable positions identified in the Pearl Meyer Report;

  •
  the executive's level of responsibility and duties;

  •
  comparison to other executive officers;

  •
  individual executive officer performance;

  •
  corporate performance;

  •
  the executive's prior experience, experience within his or her specific job and breadth of knowledge; and

  •
  corporate objectives for share based compensation charges and earnings dilution.

        In 2006, the Committee decided to change its historical practice of granting annual equity compensation awards in the fourth quarter and instead award annual grants in the first quarter of the following fiscal year. This change in practice was primarily designed to allow for the Committee to review our full prior fiscal year's financial performance and to allow for more accurate comparability against peer companies year over year. Additionally in 2006, the Committee revised its equity grant practices for executive officers to utilize a combination of stock option grants and grants of restricted stock units. This change in practice was designed to lower dilution while also providing incentives to positively affect future profitability.

        On an annual basis, management and the Committee establish a maximum aggregate share-based compensation expense for the executive awards, taking into consideration anticipated share-based compensation expenses for equity grants to other employees. In determining equity compensation for the executive officers, the Committee reviews the equity compensation grants over a three-year period against a three-year rolling benchmark identified in the Pearl Meyer Report with an objective of making awards at the 50th percentile (on an option equivalent basis) of the three-year period. The Committee balances this percentile objective with its commitment to stay within management's share-based expense objective in finalizing the aggregate and individual awards. Beyond reviewing the three-year award totals, the Committee does not take into consideration an executive's aggregate equity holdings or equity carrying value in determining yearly long-term equity incentive awards.

        In addition to the factors discussed above, with respect to the size of the awards on a year over year basis, the Committee also takes into consideration the following factors when determining the size and mix of the equity grants:

  •
  the combined size of the awards over a three-year period;

  •
  the effect of the awards on dilution;

  •
  our total equity compensation costs relative to total expenses; and

  •
  competitive equity compensation practices for comparable positions identified in the Pearl Meyer Report.

        February 2008 Equity Awards.    In February 2008, the Committee set a ratio of 50% restricted stock units and 50% stock options for executive officers, as measured by the value of the award as prescribed by SFAS No. 123(R). This ratio was set based on a the potential share-based compensation expense and the targeted award size. The Committee also considered the retention and incentive aspects of each type of award in determining the ratio of restricted stock units to stock option. After taking into consideration the three-year benchmark, the Committee set a benchmark at the 50th percentile (on an option equivalent basis) for the executive officers based on the most recent one-year period of the Pearl Meyer Report. The Committee decided to utilize such one-year period percentile benchmark, because the change in the historical practice regarding the timing of equity awards in 2006 produced a lack of comparability using the three-year benchmark percentile.

        The following table sets forth the Committee's equity-based awards granted under the 1999 Stock Plan for our named executive officers in February 2008:

	Option Awards		Restricted Stock Units
Named Executive Officer	Number of Securities Underlying Option Award(1)	Option Exercise Price ($)	Number of Restricted Stock Units(2)	Fair Market Value at Issuance ($/share) ($)
Randall A. Lipps	50,000	17.95	25,000	17.95
Robin G. Seim	17,500	17.95	8,750	17.95
J. Christopher Drew	22,500	17.95	11,250	17.95
Renee M. Luhr	22,500	17.95	11,250	17.95
Dan S. Johnston	12,500	17.95	6,250	17.95

(1)
Stock options were granted pursuant to the 1999 Plan. The shares subject to the option vest as to 1/4th of the option on the first anniversary of the vesting commencement date and 1/48th of the shares in equal monthly installments for the following 36 months. Vesting is contingent upon continued service.

(2)
Restricted stock units were granted pursuant to the 1999 Plan. The right to receive the shares underlying the unit grant vest as to 1/8th of the shares in equal semi-annual installments over four years. Vesting is contingent upon continued service.

        February 2009 Equity Awards.    In February 2009, the Committee granted equity awards to our named executive officers, taking into consideration, to the extent applicable, corporate performance and individual contributions in 2008 as well as individual long-term retention value and the Committee's desire to emphasize the incentive aspect of the equity awards. In determining the size and mix of the grants in February 2009, the Committee relied upon a study conducted by Pearl Meyer for the 2009 fiscal year (the "2009 Pearl Meyer Report"). The Committee then altered the ratio of the value of restricted stock units to stock options from the February 2008 levels to a ratio of 75% stock options to 25% restricted stock units for executive officers, as measured by the value of the awards as prescribed by SFAS No. 123(R). The Committee's primary reason for changing the ratio of awards was to place an increased emphasis on the incentive aspect of stock options over the retention value of restricted stock awards. The Committee did review, assess and take into consideration competitive equity compensation practices for comparable positions identified in the 2009 Pearl Meyer Report, however, in light of the Committee's desire to maintain share-based compensation expense within the management's established objective, the Committee set a benchmark percentile between the 40th and 45th percentile (on an option equivalent basis) for the executive officers.

        The following table sets forth the equity-based awards granted by the Committee under the 1999 Stock Plan to our named executive officers in February 2009:

	Option Awards		Restricted Stock Units
Named Executive Officer	Number of Securities Underlying Option Award(1)	Option Exercise Price ($/share)	Number of Restricted Stock Units(2)	Fair Market Value at Issuance ($/share)
Randall A. Lipps	146,250	7.94	24,375	7.94
Robin G. Seim	62,250	7.94	10,375	7.94
J. Christopher Drew	62,250	7.94	10,375	7.94
Renee M. Luhr(3)	N/A	N/A	N/A	N/A
Dan S. Johnston	34,875	7.94	5,813	7.94

(1)
Stock options were granted pursuant to the 1999 Plan. The shares subject to the option vest as to 1/4th of the option on the first anniversary of the vesting commencement date and 1/48th of the shares in equal monthly installments for the following 36 months. Vesting is contingent upon continued service.

(2)
Restricted stock units were granted pursuant to the 1999 Plan. The right to receive the shares underlying the unit grant vest as to 1/8th of the shares in equal semi-annual installments over four years. Vesting is contingent upon continued service.

(3)
Ms. Luhr resigned from the Company effective February 15, 2009, and as result of her impending resignation the Committee did not grant Ms. Luhr any equity-based awards in February 2009.

Other Benefits

        Severance and Change of Control Benefits.    Our executive officers are entitled to certain severance and change in control benefits pursuant to our 2006 Executive Change of Control Benefit Plan and 2007 Severance Benefit Plan. The terms of the 2006 Executive Change of Control Benefit Plan and the 2007 Severance Benefit Plan are described in more detail below in the sections entitled "Severance and Change of Control Arrangements" and "Potential Payments Upon Termination or Change of Control ."

        Other Benefits.    We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our executive officers with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short- and long-term disability and a 401(k) plan.

        Perquisites.    The Committee believes that perquisites and other personal benefits should be modest and reasonable and consistent with our desire to enhance the executive's work effectiveness and to otherwise facilitate a balance of his or her personal and work requirement trade-offs. In 2008, certain of our executive officers were eligible for perquisites that support that philosophy. Mr. Lipps is provided a $5 million life insurance policy and is permitted to bring his spouse on up to four business trips per year at our expense. Mr. Lipps and the other executive officers are also provided allowances for tax and financial planning assistance, an annual full medical checkup and reimbursement for health club membership fees. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the executive officers.

        Tax and Accounting Implications.    Our equity-based compensation policies have been impacted by SFAS No. 123(R), which we adopted in the first quarter of 2006. Under this accounting pronouncement, we selected a "modified prospective" transition method using the Black-Scholes-Merton option-price method for determining and recording the fair value of share-based award compensation costs. We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, based on the historical market price of our stock, and the expected term of the awards, based on our historical experience of employee stock option exercises including forfeitures. Our valuation assumptions used in estimating the fair value of employee share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period.

        Our compensation policies are also impacted by Section 162(m) of the Code, which denies us a business expense deduction to the extent that compensation paid to any of the executive officers exceeds $1 million, unless the compensation qualifies as "performance-based." We believe that compensation paid under our compensation packages related to options granted prior to 2005 under our 1999 Stock Option Plan and 2003 Equity Incentive Plan are fully deductible for federal income tax purposes. If Proposal No. 2 is approved by the stockholders, we expect that a significant portion of the components of our compensation packages pursuant to the 2009 Equity Incentive Plan will be deductible. However, the Committee retains discretion to approve compensation that will not meet the requirements of Section 162(m) in order to ensure competitive levels of total compensation for executive officers.

Compensation Committee Report(2)

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis ("CD&A") contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

COMPENSATION COMMITTEE
Randy D. Lindholm, Chair Gary S. Petersmeyer Donald C. Wegmiller

(2)
The material in this report is not "soliciting material," is furnished to, but not deemed "filed" with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, other than the Company's Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SUMMARY COMPENSATION TABLE

        The following table shows for the fiscal years ended December 31 2008, 2007 and 2006, compensation awarded to or paid to, or earned by, the Company's Chief Executive Officer, Chief Financial Officer and its three other most highly compensated executive officers at December 31, 2008 (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE FOR FISCAL 2008

Named Executive Officer	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)		Total ($)
Randall A. Lipps	2008	431,750	—		239,567	(2)	1,157,595	(2)	151,800	13,019	(5)	1,993,731
Chairman, President and	2007	407,000	—		120,356	(3)	1,066,149	(3)	349,893	54,294	(6)	1,997,692
Chief Executive Officer	2006	407,000	—		—		762,577	(4)	293,040	38,168	(7)	1,500,785
Robin G. Seim(8)	2008	249,500	—		90,584	(2)	415,937	(2)	87,318	—		843,339
Vice President, Finance	2007	236,500	30,000	(9)	48,142	(3)	367,726	(3)	155,792	—		838,160
and Chief Financial Officer	2006	207,590	—		—		245,377	(4)	87,450	—		540,417
J. Christopher Drew	2008	294,000	—		128,012	(2)	617,954	(2)	82,412	—		1,122,378
Senior Vice President,	2007	290,500	50,000	(9)	72,213	(3)	633,385	(3)	222,233	—		1,268,331
Operations	2006	280,000	—		—		684,719	(4)	133,350	—		1,098,069
Renee M. Luhr(10)	2008	233,500	—		128,012	(2)	401,155	(2)	65,376	—		828,043
Vice President,	2007	215,000	50,000	(9)	72,213	(3)	404,870	(3)	165,513			907,596
Sales	2006	188,333	5,000	(11)	—		249,008	(4)	87,750	57,352	(12)	587,443
Dan S. Johnston	2008	235,500	—		66,627	(2)	198,819	(2)	80,304	—		581,250
Vice President and	2007	222,250	10,000	(13)	36,107	(3)	367,567	(3)	124,444	—		760,368
General Counsel	2006	214,000	—		—		325,832	(4)	108,337	—		648,169

(1)
This column sets forth the actual cash bonus award earned for the year ended December 31, 2008 for each Named Executive Officer. The target amount of each Named Executive Officer's annual cash bonus award for the year ended December 31, 2008 under Omnicell's Quarterly Executive Bonus plan is set forth in the Grants of Plan-Based Awards in Fiscal 2008 Table below. The amounts set forth in this column represent additional compensation earned by the named executive officers for the year ended December 31, 2008. For more information regarding Omnicell's Quarterly Executive Bonus Plan and the performance-based cash bonus awards granted thereunder, please see the sections of the Compensation Discussion and Analysis titled "Elements of Compensation and 2008 Determinations—Cash Compensation—Performance-Based Bonus" and "Elements of Compensation and 2008 Determinations—Cash Compensation—2008 Targets and Bonus Determinations." Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
The dollar amounts represent the compensation cost to Omnicell for the year ended December 31, 2008 for stock awards and option awards granted in and prior to 2008. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black-Scholes-Merton model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)
The dollar amounts represent the compensation cost to Omnicell for the year ended December 31, 2007 for stock awards and option awards granted in and prior to 2007. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black-Scholes-Merton model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 17, 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)
The dollar amounts represent the compensation cost to Omnicell for the year ended December 31, 2006 for stock option awards granted in and prior to 2006. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black-Scholes-Merton model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on March 17, 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(5)
Consists of the following amounts paid by Omnicell in 2008: $4,571 for personal travel expense/airfare for Mr. Lipps' spouse; $2,665 for personal financial or tax advice; $4,033 in life insurance premium; $700 for airline club membership, and $1,050 for gym membership.

(6)
Consists of the following amounts paid by Omnicell in 2007: $34,671 for personal travel expense/airfare for Mr. Lipps' spouse; $6,087 for personal financial or tax advice; $6,282 in life insurance premium; $300 for airline club membership; $6,403 for executive physical exam; and $551 for home office expenses.

(7)
Consists of the following amounts paid by Omnicell in 2006: $19,135 for personal travel expense/airfare for Mr. Lipps' spouse; $12,620 for use of Omnicell personnel for personal purposes; $3,500 for personal tax preparation; $1,362 in life insurance premium; $1,000 for airline club memberships; and $551 for home office expenses.

(8)
Mr. Seim joined Omnicell as its Vice President of Finance and Chief Financial Officer in January 2006.

(9)
The Compensation Committee approved one-time performance bonuses to Messrs. Seim and Drew, and Ms. Luhr.

(10)
Ms. Luhr was promoted to Omnicell's Vice President, Sales, in March 2006.

(11)
Ms. Luhr was awarded a $5,000 cash bonus in February 2006 in connection with her top achievement, or Chairman's award.

(12)
Consists of commissions of $29,541; quarterly achievement bonus of $15,250; competitive bonus of $11,760; and home office expense in the amount of $801 paid by Omnicell.

(13)
Management approved a one-time performance bonus to Mr. Johnston.

GRANTS OF PLAN-BASED AWARDS

        The following table shows for the fiscal year ended December 31, 2008, certain information regarding grants of plan-based awards to the Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2008

Named Executive Officer	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)(2)	All Other Stock Awards: Number of Units of Stock (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Randall A. Lipps	—	340,313	—		—		—	—
	02/06/2008	—	25,000	(4)	—		—	448,750
	02/06/2008	—	—		50,000	(5)	17.95	433,010
Robin G. Seim	—	171,625	—		—		—	—
	02/06/2008	—	8,750	(4)	—		—	157,063
	02/06/2008	—	—		17,500	(5)	17.95	151,554
J. Christopher Drew	—	216,825	—		—		—	—
	02/06/2008	—	11,250	(4)	—		—	201,938
	02/06/2008	—	—		22,500	(5)	17.95	194,855
Renee M. Luhr	—	172,375	—		—		—	—
	02/06/2008	—	11,250	(4)	—		—	201,938
	02/06/2008	—	—		22,500	(5)	17.95	194,855
Dan S. Johnston	—	135,675	—		—		—	—
	02/06/2008	—	6,250	4)	—		—	112,188
	02/06/2008	—	—		12,500	(5)	17.95	108,253

(1)
This column sets forth the target amount of each Named Executive Officer's annual cash bonus award for the year ended December 31, 2008 under Omnicell's Quarterly Executive Bonus Plan. The actual cash bonus award earned for the year ended December 31, 2008 for each Named Executive Officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent additional compensation earned by the named executive officers for the year ended December 31, 2008. For more information regarding Omnicell's Quarterly Executive Bonus Plan and the performance-based cash bonus awards granted thereunder, please see the sections of the Compensation Discussion and Analysis titled "Elements of Compensation and 2008 Determinations—Cash Compensation—Performance-Based Bonus" and "Elements of Compensation and 2008 Determinations—Cash Compensation—2008 Targets and Bonus Determinations."

  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Under Omnicell's 2008 Bonus Plan, if the Company does not achieve its Corporate Targets the Named Executive Officers are not entitled to a cash bonus award. In addition, as a result of the cash bonus related to the EPS Overachievement there is no specific maximum possible payout under the 2008 Bonus Plan; rather, each Named Executive Officer is entitled to a payout equal to an additional 10% of such Named Executive Officer's actual earned quarterly bonus for each $0.01 per share by which the Company's earnings per share exceed the EPS Target for the quarter. For more information regarding Omnicell's 2008 Bonus Plan and the performance-based cash bonus awards granted thereunder, please see the sections of the Compensation Discussion and Analysis titled "Elements of Compensation and 2008 Determinations—Cash Compensation—Performance-Based Bonus" and "Elements of Compensation and 2008 Determinations—Cash Compensation—2008 Targets and Bonus Determinations."

(3)
The dollar amounts in this column represent the compensation cost to us for the year ended December 31, 2008 of stock awards and option awards in 2008. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black Scholes-Merton model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009. Pursuant to SEC rules, the amounts shown include the impact of estimated forfeitures related to service-based vesting conditions.

(4)
Stock awards were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the award vest semi-annually over 48 months. Vesting is contingent upon continued service.

(5)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest as to 1/48th of the shares in equal monthly installments over 48 months. Vesting is contingent upon continued service.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

        Employment Agreements.    Each of Omnicell's Named Executive Officers is an "at-will employee." The following Named Executive Officers have entered into written employment agreements with Omnicell:

        Robin G. Seim, Vice President and Chief Financial Officer.    Mr. Seim entered into an employment agreement with Omnicell dated November 28, 2005. The primary elements covered in Mr. Seim's employment agreement include: an initial monthly salary of $18,333.34, an annual equivalent of $220,000; a stock option grant of 190,000 shares of Omnicell common stock, 1/4th of the shares subject to the award vesting on the one year anniversary of the vesting commencement date and 1/48 of the shares vesting monthly thereafter over the next three years; eligibility to participate in the quarterly executive bonus plan; and inclusion in the inclusion in the executive change of control plan. Mr. Seim's employment agreement also provides for certain severance benefits as described under the section titled "Severance and Change of Control Arrangements."

        Renee M. Luhr, Vice President, Sales.    Ms. Luhr entered into an employment agreement with Omnicell dated March 6, 2006. The primary elements covered in Ms. Luhr's employment agreement include: an initial monthly salary of $16,666.67, an annual equivalent of $200,000; a stock option grant of 100,000 shares of Omnicell common stock, 1/4th of the shares subject to the award vesting on the one year anniversary of the vesting commencement date and 1/48 of the shares vesting monthly thereafter over the next three years; inclusion in the executive change of control plan; and participation in the quarterly executive bonus plan. Ms. Luhr's employment agreement also provides for certain severance benefits as described under the section titled "Severance and Change of Control Arrangements." Ms. Luhr resigned from Omnicell effective February 15, 2009 and in connection with her resignation she entered into a separation agreement with the Company. Please see the section titled "Severance and Change of Control Arrangements—Renee M. Luhr Separation Agreement" for a description of Ms. Luhr's separation agreement.

        Dan S. Johnston, Vice President and General Counsel.    Mr. Johnston entered into an employment agreement with Omnicell dated November 6, 2003. The primary elements covered in the Mr. Johnston's employment agreement include: an initial monthly salary of $16,666.67, an annual equivalent of $200,000; a $10,000 sign-on bonus; a stock option grant of 100,000 shares of Omnicell common stock, 1/4th of the shares subject to the award vesting on the one year anniversary of the vesting commencement date and 1/48 of the shares vesting monthly thereafter over the next three years; a quarterly stock option grant of 10,000 shares of Omnicell common stock, vesting immediately upon achievement of certain milestones or 100% six (6) years after the vesting commencement date; and inclusion in the executive change of control plan. Mr. Johnston's employment agreement also provides for certain severance benefits as described under the section titled "Severance and Change of Control Arrangements."

        Omnicell does not have employment agreements with Randall A. Lipps, President and Chief Executive Officer, or J. Christopher Drew, Senior Vice President, Operations. Please see the Compensation Discussion and Analysis above for more information regarding the elements of Omnicell's compensation program and arrangements for its Named Executive Officers.

        Quarterly Cash Bonus Awards.    The 2008 Executive Bonus Plan provides for a quarterly cash bonus awards to reward executive officers for performance in the prior fiscal quarter. For more information regarding Omnicell's 2008 Executive Bonus Plan, please see the sections of the Compensation Discussion and Analysis titled "Elements of Compensation and 2008 Determinations—Cash Compensation—Performance-Based Bonus" and "Elements of Compensation and 2008 Determinations—Cash Compensation—2008 Targets and Bonus."

        Equity Compensation Awards.    Consistent with its practices for awarding stock options described in the Compensation Discussion and Analysis above, the Compensation Committee approved equity compensation awards in the form of stock options and restricted stock units to each of the Named Executive Officers in February 2008 and February 2009. For more information regarding Omnicell's equity compensation awards, please see the section of the Compensation Discussion and Analysis titled "Elements of Compensation and 2008 Determinations—Equity Compensation." In addition, the Named Executive Officers' equity compensation awards may, under certain circumstances, be subject to accelerated vesting in the event of a change of control. For more information regarding the accelerated vesting provisions and treatment of the equity compensation awards in the event of a chance of control, see the sections titled "Severance and Change of Control Arrangements" and "Potential Payments Upon Termination or Change of Control" below.

        Other Benefits.    For a description of the other elements of our executive compensation program, see the section "Other Benefits" in the Compensation Discussion and Analysis above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

        The following table shows for the fiscal year ended December 31, 2008, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Units of Stock That Have Not Vested ($)
Randall A. Lipps	7,987	(1)	0		10.40	02/16/2009
	45,000	(1)	0		10.40	09/01/2009
	80,000	(1)	0		13.16	12/04/2009
	43,750	(1)	0		10.40	04/03/2010
	42,143	(1)	0		5.60	09/21/2011
	117,328	(1)	0		5.15	05/02/2012
	13,164	(1)	0		3.03	12/20/2012
	200,000	(1)	0		10.75	12/01/2014
	112,500	(2)	37,500	(2)	10.58	12/06/2015
	67,083	(4)	72,917	(4)	20.95	02/07/2017
	0	(3)	50,000	(3)	17.95	02/06/2018
							12,500	(5)	152,625	(6)
							18,750	(5)	228,938	(6)
Robin G. Seim	30,274	(3)	51,733	(3)	11.58	02/01/2016
	19,166	(4)	20,834	(4)	20.95	02/07/2017
	0	(3)	17,500	(3)	17.95	02/06/2018
							5,000	(5)	61,050	(6)
							6,563	(5)	80,134	(6)
J. Christopher Drew	4,375	(1)	0		10.40	02/16/2009
	2,500	(1)	0		10.40	09/01/2009
	40,000	(1)	0		13.16	12/04/2009
	2,500	(1)	0		10.40	02/01/2010
	2,500	(1)	0		10.40	04/03/2010
	5,000	(1)	0		7.20	05/08/2011
	2,500	(1)	0		5.60	09/21/2011
	8,789	(1)	0		5.15	05/02/2012
	25,446	(1)	0		5.20	04/18/2013
	2,000	(1)	0		7.00	05/21/2013
	50,000	(1)	0		10.00	07/02/2013
	100,000	(1)	0		10.75	12/01/2014
	48,958	(3)	1,042	(3)	10.41	01/05/2015
	74,999	(2)	25,001	(2)	10.58	12/07/2015
	23,958	(4)	26,042	(4)	20.95	02/01/2017
	0		22,500	(3)	17.95	02/06/2018
							7,500	(5)	91,575	(6)
							8,438	(5)	103,028	(6)
Renee M. Luhr	2,633	(1)	0		13.16	12/04/2009
	626	(1)	0		10.08	11/03/2014
	1,250	(2)	3,751	(2)	10.58	12/07/2015
	84	(4)	292	(4)	11.58	02/01/2016
	8,333	(3)	33,334	(3)	11.66	04/05/2016
	12,500	(4)	26,042	(4)	20.95	02/07/2017
	0		22,500	(3)	17.95	02/06/2018
							7,500	(5)	91,575	(5)
							8,438	(5)	103,028	(6)

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Units of Stock That Have Not Vested ($)
Dan S. Johnston	0		10,000	(7)	10.75	12/01/2010
	0		10,000	(8)	13.16	12/04/2010
	30,000	(1)	0		13.16	12/04/2013
	64,669	(1)	0		13.16	12/04/2013
	1,667	(1)	0		10.75	12/01/2014
	3,750	(2)	5,000	(2)	11.58	02/01/2016
	14,375	(4)	15,625	(4)	20.95	02/07/2017
	0		12,500	(3)	17.95	02/06/2018
							3,750	(5)	45,788	(6)
							4,688	(5)	57,240	(6)

(1)
Stock options were granted pursuant to Omnicell's 1992 Incentive Stock Plan, 1995 Management Stock Option Plan or 1999 Equity Incentive Plan. The shares are fully vested.

(2)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest as to 6.25% of the shares three months from the vesting commencement date and 1/48th of the shares vest in equal monthly installments over the following 45 months. Vesting is contingent upon continued service.

(3)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest as to 25% of the shares one year from the vesting commencement date and 1/48th of the shares vest in equal monthly installments over the following 36 months. Vesting is contingent upon continued service.

(4)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest as to 1/48th of the shares in equal monthly installments over 48 months. Vesting is contingent upon continued service.

(5)
Stock awards were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the award vest semi-annually over 48 months. Vesting is contingent upon continued service.

(6)
The dollar amount is calculated based upon $12.21 per share, the closing price of Omnicell's stock on December 31, 2008.

(7)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest in full on the five-year anniversary of the vesting commencement date. Vesting is contingent upon continued service.

(8)
Stock options were granted pursuant to Omnicell's 1999 Equity Incentive Plan. The shares subject to the option vest in full on the six-year anniversary of the vesting commencement date. Vesting is contingent upon continued service.

OPTION EXERCISES AND STOCK VESTED

        The following table shows for the fiscal year ended December 31, 2008, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

OPTION EXERCISES AND STOCK VESTED IN 2008

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Randall A. Lipps	7,500	64,500
	7,500	64,804
	17,857	203,213
	15,917	188,298
	4,362	37,513
	7,500	71,080
	7,500	71,625
			3,125	38,094
			3,125	41,188
			3,125	35,781
			3,125	38,156
Robin G. Seim	2,167	13,912
	4,100	26,322
	3,042	20,229
	3,958	28,418
	7,500	62,230
	7,500	62,798
			1,093	13,324
			1,250	13,324
			1,094	12,526
			1,250	15,263
J. Christopher Drew	3,000	38,220
	11,896	159,000
	604	9,384
	1,187	18,909
			1,406	17,139
			1,875	24,713
			1,406	16,099
			1,875	22,894
Renee M. Luhr	208	1,218
	312	1,691
	20	88
	2,083	9,040
	13	37
	834	3,059
	53	150
	10	28
	834	4,927
	1,250	6,838
	84	375
	8,334	36,586
	208	1,217
	13	65
	2	10
	208	1,683
	313	2,394
	21	140
	2,083	13,685
	209	903
	13	45
	3	10
	208	1,364
	312	1,909

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
	20	102
	2,084	10,503
	208	2,001
	13	114
	2	18
	208	2,467
	313	3,574
	21	219
	2,083	21,538
			1,406	17,139
			1,875	24,713
			1,406	16,099
			1,875	22,894
Dan S. Johnston	2,083	14,977
	417	3,511
	833	7,014
	417	3,223
	833	5,989
			781	9,520
			937	12,350
			781	8,942
			938	11,453

(1)
The value realized on exercise is equal to the difference between the fair market value of Omnicell common stock at exercise and the option's exercise price, multiplied by the number of shares for which the option was exercised.

(2)
The value realized on vesting is equal to the closing price of Omnicell common stock on the vesting date, multiplied by the number of shares that vested.

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

        We believe an important part of our executive compensation package and a factor in attracting and retaining talented executives is the severance and change of control benefits we provide to our executives. In 2006, we adopted the Executive Change of Control Benefit Plan and in 2007, we adopted a Severance Benefit Plan. In addition, certain of our named executive officers have individual severance and change of control agreements with the Company.

  2006 Executive Change of Control Benefit Plan

        In 2008, our executive officers were provided certain severance and change in control benefits pursuant to our 2006 Executive Change of Control Benefit Plan (the "2006 Change of Control Plan"). The 2006 Change of Control Plan provided that, in the event of (i) a change of control of Omnicell, and (ii) termination without cause or constructive termination of an officer's employment with Omnicell or its successor within 12 months of such change of control, such officer shall be entitled to receive (a) severance pay equivalent to 12 months salary at such officer's base rate of pay in effect immediately prior to such termination and (b) full acceleration of any outstanding unvested stock options granted to such officer, provided, in each case, that such officer executes Omnicell's standard waiver and release agreement.

  2007 Severance Benefit Plan

        In January 2007, the Compensation Committee adopted the Severance Benefit Plan, as amended in May 2007 (the "2007 Severance Plan") that applies to full time regular employees of Omnicell. The 2007 Severance Plan provides for the payment of certain benefits to an employee if (i) an employee's employment with us is involuntarily terminated by us without Cause (as such term is defined in the 2007 Severance Plan), or (ii) an employee's employment with us is terminated as a result of a reduction in force, or (iii) an employee is selected by the Plan Administrator (as such term is defined in the 2007 Severance Plan) in its sole discretion to receive the benefits set forth in the Plan. Employees that fit within one of the categories described above are considered "Eligible Employees" (as defined in more detail in the 2007 Severance Plan). Any executive who has executed an individually negotiated employment contract or agreement with us relating to severance benefits that is in effect on his or her termination must choose whether they wish to receive severance benefits under their individually negotiated employment contract or the 2007 Severance Plan. If they opt to receive severance benefits under their individually negotiated employment contracts, participation in the 2007 Severance Plan is superseded.

        Cash Severance Benefit—Our Executive Officers who are considered Eligible Employees under the plan are entitled to receive a cash severance benefit equal to 12 months of Base Salary (as such term is defined in the 2007 Severance Plan) and an additional two months of Base Salary for each five years of service to Omnicell.

        Continued Group Health Plan Benefits—In the event the Eligible Employee timely elects continued coverage of a health, dental or vision plan sponsored by us under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), we will reimburse the Eligible Employee for the same portion of the Eligible Employee's premiums for COBRA continuation coverage (including coverage for the Eligible Employee's eligible dependents) that we paid for the Eligible Employee's active employee coverage under our group health plans, for an equal number of months as the cash severance benefit described above.

        Outplacement Assistance—Eligible Employees shall be entitled to outplacement assistance, the scope of which shall be determined by the Company in our sole discretion.

        We may, in our sole discretion, provide benefits in addition to those benefits set forth in the 2007 Severance Plan. In addition, we, in our sole discretion, shall have the authority to reduce an Eligible Employee's severance benefits, in whole or in part.

  Executive Severance Arrangements

        Robin G. Seim.    Pursuant to his employment agreement with us dated November 28, 2005 (the "Seim Agreement"), upon an Acquisition of the Company (as defined in the Seim Agreement) and either: (i) a termination without Cause (as defined in the Seim Agreement), (ii) the material reduction in responsibilities without Cause or (iii) the change in principle location of his responsibilities outside of Santa Clara, San Francisco or San Mateo counties, Mr. Seim will receive 12 months salary at his base rate of pay in effect immediately prior to the occurrence described above. In addition, the unvested portion of each stock option granted to Mr. Seim under our equity incentive plans shall accelerate and immediately become fully-vested and exercisable. The foregoing terms are equivalent to the terms offered to each executive officer pursuant to the 2006 Change of Control Plan described above. In the event Mr. Seim's employment is terminated by Omnicell without Cause, Mr. Seim will be entitled to receive a one-time payment equal to six months' salary calculated at his base rate of pay in effect immediately prior to termination.

        Dan S. Johnston.    Pursuant to his employment agreement with us dated October 13, 2003 (the "Johnston Agreement"), upon an Acquisition of the Company (as defined in the Johnston Agreement) and either (i) a termination without Cause (as defined in the Johnston Agreement), (ii) the material reduction in responsibilities without Cause or (iii) the change in principle location of his responsibilities outside of Santa Clara, San Francisco or San Mateo counties, Mr. Johnston will receive 12 months salary at his base rate of pay in effect immediately prior to the occurrence described above. The foregoing terms set forth in the change of control portion of his employment agreement have been superseded by the terms offered to each executive officer pursuant to the 2006 Change of Control Plan described above. In the event Mr. Johnston's employment is terminated by Omnicell without Cause, Mr. Johnston will be entitled to receive a one-time payment equal to 12 months salary calculated at his base rate of pay in effect immediately prior to termination.

  Renee M. Luhr Separation Agreement

        Effective February 15, 2009, Ms. Luhr resigned as the Company's Vice President, Sales. In connection with her resignation, we entered into a separation agreement (the "Separation Agreement") with Ms. Luhr that provides for the payment to Ms. Luhr of a lump sum amount of $277,666.66 (representing 14 months of continued salary); reimbursement of the Omnicell's portion of Ms. Luhr's COBRA premiums for the period of 14 months after the effective date, to the extent that Ms. Luhr is entitled to and does elect COBRA coverage, or until Ms. Luhr becomes eligible under any other group health plan, whichever is shorter; and outplacement services for an outplacement assistance firm to be determined by Omnicell. Pursuant to the Separation Agreement, Ms. Luhr agreed to return to Omnicell all equipment and materials received by Ms. Luhr over the course of her employment; represented that she has complied with all the terms of Omnicell's Proprietary Information and Inventions Agreement (PIIA); agreed to continue to preserve as confidential the information covered by the PIIA; and provided a general release of all claims and a covenant not to sue Omnicell.

Potential Payments Upon Termination or Change of Control

        The amount of compensation and benefits payable to each Named Executive Officer still in our employ of on December 31, 2008 in various termination situations has been estimated in the table below, which describes the potential payments and benefits upon employment termination for each executive as if his or her employment had terminated as of December 31, 2008, the last business day of Omnicell's fiscal year. See "—Severance and Change of Control Arrangements" above for a description of the compensation and benefits payable to the Named Executive Officers in certain termination situations. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of the Named Executive Officer's employment with us.

	No Change in Control Involuntary Termination without Cause or qualified as "Eligible Employee"				Change in Control Involuntary Termination without Cause or constructive termination
Named Executive Officer	Base Salary ($)	Stock Option Vesting Acceleration ($)	COBRA Premiums ($)	Total ($)	Base Salary ($)(1)	Stock Option Vesting Acceleration(2) ($)	COBRA Premiums ($)	Total ($)
Randall A. Lipps	586,667(3)	—	21,983(3)	608,650	440,000	61,125	—	501,125
Robin G. Seim	252,000(4)	—	13,970	265,970	252,000	32,592	—	284,592
J. Christopher Drew	392,000(3)	—	21,983(3)	413,983	294,000	42,627	—	336,627
Renee M. Luhr	277,667(4)(5)	—	17,016(5)	294,683	238,000	24,632	—	262,632
Dan S. Johnston	278,833(4)(5)	—	19,235(5)	298,068	239,000	17,750	—	256,750

(1)
Pursuant to the terms of the 2006 Change of Control Benefit Plan, Omnicell's executive officers receive severance pay equivalent to 12 months salary at such officer's base rate of pay in effect immediately prior to such termination.

(2)
Pursuant to the terms of the 2006 Change of Control Benefit Plan, Omnicell's executive officers receive full acceleration of any outstanding unvested stock options granted to such executive officer. The dollar amounts in this column represents the difference in the closing price of Omnicell common stock on December 31, 2008 ($12.21) with respect to the outstanding unvested option shares as of December 31, 2008, minus the exercise price of the outstanding unvested option shares.

(3)
Pursuant to the terms of the 2007 Severance Plan, in addition to the 12 months salary and COBRA premium reimbursement as severance, Mr. Lipps and Mr. Drew would each receive an additional four months of salary and COBRA reimbursement due to their tenure with us.

(4)
Pursuant to the terms of the 2007 Severance Plan, Mr. Seim, Mr. Johnston and Ms. Luhr may opt to take severance under the 2007 Severance Plan or under their respective employment agreements, but not both. Because the terms of the 2007 Severance Plan are generally more advantageous than those in their individual employment agreements, the above numbers reflect Mr. Seim, Mr. Johnston and Ms. Luhr opting to take severance under the 2007 Severance Plan.

(5)
Pursuant to the terms of the 2007 Severance Plan, in addition to the 12 months salary and COBRA premium reimbursement as severance, Ms. Luhr and Mr. Johnston would receive an additional two months of salary and COBRA premium reimbursement due to their tenure with us.

DIRECTOR COMPENSATION

        We believe it is essential for our long-term success to attract highly talented candidates for our Board of Directors. Commensurate with this philosophy, the Board compensates its non-employee directors primarily with long-term equity-based compensation and also provides each with a cash fee on a quarterly basis. In late 2007 and in connection with the Committee's assessment of executive compensation, the Board empowered the Committee to review and recommend Board compensation practices and levels for 2008. The Committee engaged Pearl Meyer to assist in reviewing the compensation of our non-employee directors, including providing the Board with a benchmarking analysis of our non-employee director compensation relative to the peer companies identified in the Pearl Meyer Report. As part of its engagement, Pearl Meyer provided the Committee with a report summarizing the benchmarking analysis (the "Pearl Meyer Director Compensation Report").

        After review and discussion of the Pearl Meyer Director Compensation Report, and upon recommendation by the Committee, the Board determined that compensation overall was too highly concentrated in individuals serving as leads or chairs of committees and therefore revised the Non-Employee Director Compensation Plan to make the levels of total compensation, and individual compensation more consistent with the compensation being received by non-employee directors in the peer group. The following is a summary of our compensation arrangement for non-employee directors

(the "Non-Employee Director Compensation Plan") effective as of the Company's 2008 Annual Meeting of Stockholders:

  •
  Each non-employee member of the Board received $10,000 per quarter at the time of each quarterly Board meeting and was eligible for reimbursement for expenses incurred in attending Board and Committee meetings.

  •
  Upon initial election or appointment to the Board, each non-employee director was automatically granted on the date of his or her election or appointment an initial option to purchase a number of shares valued at $288,000, as of the date of grant (the "Initial Option Grant"). The Initial Option Grant became exercisable as to 1/36th of the option shares each month following the date of grant.

  •
  Each non-employee director, whose Initial Option Grant had fully vested as of the date of the 2008 Annual Meeting of Stockholders, was granted an option at the time of the 2008 Annual Meeting of Stockholders to purchase a number of shares valued at $72,000, as of the date of grant, or 12,148 shares (the "Annual Option Grant"). The Annual Option Grant vested and became exercisable as to 1/12th of the option shares each month following the date of grant.

  •
  Each non-employee director received an annual restricted stock grant valued at $40,000 as of the date of grant (the "Annual Restricted Stock Grant"). The Annual Restricted Stock Grant is to vest in full at the time of the 2009 Annual Meeting of Stockholders.

  •
  The Chairperson of the Audit Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $40,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the director continues to serve in such capacity.

  •
  Each non-chair member of the Audit Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $15,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the as the director remains a director until such date.

  •
  The Chairperson of the Corporate Governance Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $10,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the as the director remains a director until such date.

  •
  Each non-chair member of the Corporate Governance Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $5,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the as the director remains a director until such date.

  •
  The Chairperson of the Compensation Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $20,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the director continues to serve in such capacity.

  •
  Each non-chair member of the Compensation Committee received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $10,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the as the director remains a director until such date.

  •
  The Independent Lead Director received a restricted stock grant at the time of the 2008 Annual Meeting of Stockholders valued at $35,000. Such grant will vest in full at the time of the 2009 Annual Meeting, so long as the as the director remains a director until such date.

        The table below summarizes, for the fiscal year ended December 31, 2008, certain information with respect to the compensation of all non-employee directors of Omnicell. Mr. Lipps, our current Chairman and Chief Executive Officer, did not receive compensation for serving on the Board

DIRECTOR COMPENSATION FOR FISCAL 2008

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(4)(5)(6)	Total ($)
Mary E. Foley	35,000	43,680	55,443	134,123
James T. Judson	35,000	40,212	66,027	141,239
Randy D. Lindholm	35,000	54,019	65,511	154,530
Gary S. Petersmeyer	35,000	47,157	97,653	179,810
Donald C. Wegmiller	35,000	81,900	164,655	281,555
Sara J. White	35,000	57,579	103,940	196,519
Joseph E. Whitters	35,000	68,009	103,940	206,949
William H. Younger, Jr.	35,000	43,680	84,984	163,664

(1)
The dollar amounts in this column represent the compensation cost for the year ended December 31, 2008 of stock awards granted in and prior to 2008. These amounts have been calculated in accordance SFAS No. 123(R) using the Black-Scholes model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
The grant date fair value of the stock awards granted during the year ended December 31, 2008 for each of the directors listed in the table above was as follows: Ms. Foley $45,000, Mr. Judson $40,000, Mr. Lindholm $60,000, Mr. Petersmeyer $50,000, Mr. Wegmiller $100,000, Ms. White $65,000, Mr. Whitters $80,000 and Mr. Younger $45,000. See Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009, for a discussion of assumptions made by Omnicell in determining the grant date fair value of equity awards.

(3)
The aggregate number of shares subject to outstanding stock awards as of December 31, 2008 for each of the directors listed in the table above was as follows: Ms. Foley 3,777, Mr. Judson 3,358, Mr. Lindholm 5,037, Mr. Petersmeyer 4,197, Mr. Wegmiller 8,394, Ms. White 5,456, Mr. Whitters 6,716 and Mr. Younger 3,777.

(4)
The dollar amounts in this column represent the compensation cost for the year ended December 31, 2008 of stock option awards granted in and prior to 2008. These amounts have been calculated in accordance SFAS No. 123(R) using the Black-Scholes model and the assumptions outlined in Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(5)
The grant date fair value, as calculated in accordance with SFAS No. 123(R) and using a Black-Scholes model, of the stock option awards granted during the year ended December 31, 2008 for each of the directors listed in the table above, other than Mr. Petersmeyer, was $72,000. Mr. Petersmeyer did not receive a stock option grant in 2008 as his Initial Option Grant had not fully vested). See Note 16 of Omnicell's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 24, 2009, for a discussion of assumptions made by Omnicell in determining the grant date fair value of Omnicell's equity awards.

(6)
The aggregate number of shares subject to outstanding stock options held by each of the directors listed in the table above as of December 31, 2008 was as follows: Ms. Foley 31,648, Mr. Judson 133,398, Mr. Lindholm 38,398, Mr. Petersmeyer 25,000, Mr. Wegmiller 120,481, Ms. White 60,398, Mr. Whitters 68,398 and Mr. Younger 48,398.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information as of December 31, 2008 regarding our 1992 Incentive Stock Plan, 1995 Management Stock Option Plan, 1999 Equity Incentive Plan (the "1999 Plan") and 1997 Employee Stock Purchase Plan, each of which has been approved by our stockholders, as well as our 2003 Equity Incentive Plan and 2004 Equity Incentive Plan, neither of which has been approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1992 Incentive Stock Plan	17,591	10.40	0
1995 Management Stock Option Plan	7,987	10.40	0
1997 Employee Stock Purchase Plan	0	0	593,272
1999 Equity Incentive Plan	4,547,564	13.21	2,578,890
Equity compensation plans not approved by security holders
2003 Equity Incentive Plan	374,449	12.16	106,662
2004 Equity Incentive Plan	0	0	200,000
Total	4,947,591	13.45	3,478,824

2003 Equity Incentive Plan

        In April 2003, Omnicell's Board of Directors adopted the 2003 Equity Incentive Plan (the "2003 Plan"). A total of 500,000 shares of common stock has been reserved for issuance under the 2003 Plan and Omnicell currently has options outstanding to purchase 359,160 shares under the 2003 Plan. The 2003 Plan provides for the issuance of non-qualified options, stock bonuses and rights to acquire restricted stock to its employees, directors and consultants. Options granted under the 2003 Plan must have an exercise price of not less than 70% of the fair market value of the stock on the date of grant and generally become exercisable over periods of up to four years, generally with one-fourth of the shares vesting one year from the vesting commencement date with respect to initial grants, and the remaining shares vesting in 36 equal monthly installments thereafter, however our Board of Directors may impose vesting at its discretion to any award. Options under the 2003 Plan generally expire ten years from the date of grant.

        Omnicell's Board of Directors shall administer the 2003 Plan unless and until the board delegates administration to a committee. Omnicell's Board may suspend or terminate the 2003 Plan at any time. The Board may also amend the 2003 Plan at any time or from time to time. However, no amendment will be effective unless approved by the Company's stockholders after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of applicable NASDAQ listing requirements.

        If Omnicell sells, leases or disposes of all or substantially all of its assets, or is acquired pursuant to a merger or consolidation, then the surviving entity may assume or substitute all outstanding awards under the 2003 Plan. If the surviving entity does not assume or substitute these awards, then generally the vesting and exercisability of the stock awards will accelerate.

        If Proposal No. 2, the adoption of the Omnicell, Inc. 2009 Equity Incentive Plan is approved, no further grants will be made under the 2003 Equity Incentive Plan beginning on the day immediately following the Annual Meeting.

2004 Equity Incentive Plan

        In February 2004, Omnicell's Board of Directors adopted the 2004 Equity Incentive Plan (the "2004 Plan"). A total of 200,000 shares of common stock has been reserved for issuance under the 2004 Plan and the Company currently has no outstanding granted options to purchase any shares under the 2004 Plan. The 2004 Plan provides for the issuance of non-qualified options to new employees as an inducement material to the individual's entering into employment with Omnicell. Options granted under the 2004 Plan have an exercise price not less than the fair market value of the stock on the date of grant and generally become exercisable over periods of up to four years, generally with one-fourth of the shares vesting one year from the vesting commencement date with respect to initial grants, and the remaining shares vesting in 36 equal monthly installments thereafter, however the Company's Board of Directors may impose vesting at its discretion to any award. Options under the 2004 Plan generally expire ten years from the date of grant.

        Omnicell's Board of Directors administers the 2004 Plan unless and until the board delegates administration to a committee. Omnicell's Board may suspend or terminate the 2004 Plan at any time. The Board may also amend the 2004 Plan at any time or from time to time. However, no amendment will be effective unless approved by the Company's stockholders after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of any NASDAQ listing requirements.

        If Omnicell sells, leases or disposes of all or substantially all of its assets, or is acquired pursuant to a merger or consolidation, then the surviving entity may assume or substitute all outstanding awards under the 2004 Plan. If the surviving entity does not assume or substitute these awards, then generally the vesting and exercisability of the stock awards will accelerate.

        If Proposal No. 2, the adoption of the Omnicell, Inc. 2009 Equity Incentive Plan is approved, no further grants will be made under the 2004 Equity Incentive Plan beginning on the day immediately following the Annual Meeting.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Practices

        Omnicell's executive officers and directors are only permitted to enter into a material transaction or agreement with the Company with the prior consent of the Corporate Governance Committee of the Board of Directors. In approving or rejecting the proposed transaction or agreement, the Corporate Governance Committee considers the relevant facts and circumstances available, including, but not limited to the risks, the costs and the benefits to Omnicell, the terms of the transaction or agreement, the availability of other sources for comparable services or products, and, if applicable, the impact on a director's independence. The Corporate Governance Committee approves only those transactions or agreements that, in light of known circumstances, are in, or are not inconsistent with, the Company's best interests, as the Committee determines in the good faith exercise of its discretion. The Corporate Governance Committee has adopted a written Related-Person Transaction Policy that can be found in the "Corporate Governance" section on Omnicell's corporate website at www.omnicell.com, under "Investor Relations."

        Omnicell has entered into indemnity agreements with its executive officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Omnicell, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Omnicell stockholders will be "householding" our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Annual Meeting materials, please (1) notify your broker, (2) direct your written request to Investor Relations, Omnicell, Inc., 1201 Charleston Road, Mountain View, California 94043 or (3) contact Omnicell's Investor Relations department at (650) 251-6437. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ DAN S. JOHNSTON Dan S. Johnston Corporate Secretary

April 8, 2009

A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2008 is available without charge upon written request to: Omnicell, Inc., Attn: Corporate Secretary, 1201 Charleston Road, Mountain View, California 94043.

Annex A

OMNICELL, INC.

2009 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 5, 2009
APPROVED BY THE STOCKHOLDERS: [                        ], 2009
TERMINATION DATE: MARCH 4, 2019

1.     GENERAL.

        (a)    Successor to and Continuation of Prior Plans.    The Plan is intended as the successor to and continuation of the Omnicell, Inc. 1999 Equity Incentive Plan, the 2003 Equity Incentive Plan and the 2004 Equity Incentive Plan (together, the "Prior Plans"). On and after the Effective Date, no additional stock awards shall be granted under the Prior Plans. All outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans; provided, however, that after December 31, 2008, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares (the "Returning Shares") shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

        (b)    Eligible Award Recipients.    The persons eligible to receive Awards are Employees, Directors and Consultants.

        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (d)    Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)    To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

           (ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

         (iii)    To settle all controversies regarding the Plan and Awards granted under it.

          (iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

           (v)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

          (vi)    To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

         (vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

        (viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant's rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

          (ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

           (x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

        (c)    Delegation to Committee.

            (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

           (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e)    Cancellation and Re-Grant of Stock Awards.    Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 2,100,000 shares plus the Returning Shares, if any, as such shares become available from time to time less one (1) share for each share of stock issued pursuant to an option or stock appreciation right granted after December 31, 2008 under the Prior Plans with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant and 1.4 shares for each share of stock issued pursuant to an award other than an option or stock appreciation right granted after December 31, 2008 under the Prior Plans (the "Share Reserve"). For clarity, the Share Reserve in this Section 3(a) is a limitation in the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Marketplace Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award have been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

        (b)    Subject to subsection 3(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 5, or (B) a Stock Appreciation Right granted under Section 5 with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying

Common Stock on the date of grant; and (ii) 1.4 shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award.

        (c)    Reversion of Shares to the Share Reserve.

            (i)    Shares Available For Subsequent Issuance.    If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(c)(i), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options. To the extent (A) there is issued a share of Common Stock pursuant to a Stock Award that counted as 1.4 shares against the number of shares available for issuance under the Plan pursuant to Section 3(b) or (B) any Returning Shares granted under the Prior Plan pursuant to an award other than an option or stock appreciation right, and such share of Common Stock becomes available for issuance under the Plan pursuant to Section 1(a), Section 3(a) or this Section 3(c), then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.4 shares.

           (ii)    Shares Not Available For Subsequent Issuance.    If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall not again become available for issuance under the Plan.

        (d)    Incentive Stock Option Limit.    Notwithstanding anything to the contrary in this Section 3, subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.

        (e)    Source of Shares.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any "parent" of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Section 162(m) Limitation on Annual Grants.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Participant shall be eligible to be granted during any calendar year Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than 1,500,000 shares of Common Stock.

5.     PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

        Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such awards are Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

            (i)    by cash, check, bank draft or money order payable to the Company;

           (ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

         (iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)    if the option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

           (v)    in any other form of legal consideration that may be acceptable to the Board.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

            (i)    Restrictions on Transfer.    An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant's request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

           (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

         (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, in the event that a Participant's Continuous Service terminates (other than for Cause or upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (h)    Extension of Termination Date.    In the event that the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause or upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, in the event that a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement, if a Participant's Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

        (l)    Non-Exempt Employees.    No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines) any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board in its sole discretion and permissible under applicable law.

           (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

            (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

           (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

         (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

           (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (c)    Performance Awards.

            (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed 1,500,000 shares of Common

  Stock. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

           (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of $1,500,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify.    The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.     MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (c)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (h)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (i)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (j)    Compliance with Section 409A.    To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended after the Effective Date.

9.     ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 4(c) and 6(c)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

        (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock

Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c)    Corporate Transaction.    The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

            (i)    Stock Awards May Be Assumed.    In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.

           (ii)    Stock Awards Held by Current Participants.    In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

         (iii)    Stock Awards Held by Persons other than Current Participants.    In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board pursuant to Section 2(b)(v), the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.   EFFECTIVE DATE OF PLAN.

        This Plan shall become effective on the Effective Date.

12.   CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.    DEFINITIONS.    As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

        (a)    "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)    "Award" means a Stock Award or a Performance Cash Award.

        (c)    "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

        (d)    "Board" means the Board of Directors of the Company.

        (e)    "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

        (f)    "Cause" shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) an intentional action or intentional failure to act by the Participant that was performed in bad faith; (ii) a Participant's intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of his or her superiors; (iii) a Participant's habitual neglect of the duties of employment, which may include a failure to perform his or her job duties satisfactorily; (iv) a Participant's indictment, charge, or conviction of a felony or any crime involving moral turpitude, or participation in any act of theft or dishonesty, regardless of whether such act has had or could reasonably be expected to have a material detrimental effect on the business of the Company or an Affiliate; or (v) a Participant's violation of any material provision of the Company's Proprietary Information and Inventions Agreement or violation of any material provision of any other written policy or procedure of the Company or an Affiliate. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

        (g)    "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

           (ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

         (iii)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; or

          (iv)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

        Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

        (h)    "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

        (i)    "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

        (j)    "Common Stock" means the common stock of the Company.

        (k)    "Company" means Omnicell, Inc., a Delaware corporation.

        (l)    "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register the sale of the Company's securities to such person.

        (m)    "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant's Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (n)    "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)    the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

           (ii)    the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

         (iii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv)    the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (o)    "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.

        (p)    "Director" means a member of the Board.

        (q)    "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

        (r)    "Effective Date" means the effective date of this Plan document, which is the date after the annual meeting of stockholders of the Company held in 2009 provided this Plan is approved by the Company's stockholders at such meeting.

        (s)    "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

        (t)    "Entity" means a corporation, partnership, limited liability company or other entity.

        (u)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (v)    "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

        (w)    "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

           (ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (iii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

        (x)    "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

        (y)    "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (z)    "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

        (aa)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

        (bb)    "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (cc)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (dd)    "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (ee)    "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

        (ff)    "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (gg)    "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (hh)    "Own," "Owned," "Owner," "Ownership" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (ii)    "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (jj)    "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

        (kk)    "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxvi) litigation, arbitration or other conflict achievements or resolutions; (xxxvii) hiring or reduction in headcount; (xxxviii) timely completion of internal and external analysis, or audits; (xxxix) completion of Performance Goals by direct reports; and (xl) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

        (ll)    "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board in the Award Agreement at the time the Award is granted or other terms setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

        (mm)    "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (nn)    "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(c)(i).

        (oo)    "Plan" means this Omnicell, Inc. 2009 Equity Incentive Plan.

        (pp)    "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 0.

        (qq)    "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (rr)    "Restricted Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

        (ss)    "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (tt)    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (uu)    "Securities Act" means the Securities Act of 1933, as amended.

        (vv)    "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

        (ww)    "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (xx)    "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

        (yy)    "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (zz)    "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (aaa)    "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Annex B

OMNICELL, INC.
AMENDED AND RESTATED
1997 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS MARCH 18, 1997
APPROVED BY STOCKHOLDERS MARCH 6, 1998
AMENDED BY THE BOARD OF DIRECTORS APRIL 19, 2000
AMENDMENT APPROVED BY STOCKHOLDERS APRIL 16, 2001
AMENDED BY THE BOARD OF DIRECTORS MARCH 5, 2009
AMENDMENT APPROVED BY STOCKHOLDERS                        , 2009

1.     PURPOSE.

        (a)    The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase shares of the Common Stock of the Company.

        (b)    The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c)    The Company intends that the Rights to purchase shares of the Common Stock granted under the Plan be considered options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

2.     DEFINITIONS.

        (a)    "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)    "Board" means the Board of Directors of the Company.

        (c)    "Code" means the Internal Revenue Code of 1986, as amended.

        (d)    "Committee" means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

        (e)    "Common Stock" means the Common Stock of Omnicell, Inc.

        (f)    "Company" means Omnicell, Inc., a Delaware corporation.

        (g)    "Director" means a member of the Board.

        (h)    "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

        (i)    "Employee" means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

        (j)    "Employee Stock Purchase Plan" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

        (k)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (l)    "Fair Market Value" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market

Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, or if such date is not a trading day, then on the next preceding trading day.

        (m)    "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (n)    "Offering" means the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees.

        (o)    "Offering Date" means a date selected by the Board for an Offering to commence.

        (p)    "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (q)    "Participant" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

        (r)    "Plan" means this Omnicell, Inc. Amended and Restated 1997 Employee Stock Purchase Plan.

        (s)    "Purchase Date" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.

        (t)    "Right" means an option to purchase shares of the Common Stock granted pursuant to the Plan.

        (u)    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (v)    "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)    The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)    To determine when and how Rights to purchase shares of the Common Stock shall be granted and the provisions of each Offering of such Rights (which need not be identical).

           (ii)    To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

         (iii)    To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)    To amend the Plan as provided in paragraph 14.

           (v)    To terminate or suspend the Plan as provided in paragraph 16.

          (vi)    Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

        (c)    The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the shares of the Common Stock that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares of the Common Stock (the "Reserved Shares"). If any Right granted under the Plan shall for any reason terminate without having been exercised, the shares of the Common Stock not purchased under such Right shall again become available for the Plan.

        (b)    The shares of the Common Stock subject to the Plan may be unissued shares of the Common Stock or shares of the Common Stock that have been bought on the open market at prevailing market prices or otherwise.

5.     GRANT OF RIGHTS; OFFERING.

        The Board may from time to time grant or provide for the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase shares of the Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

6.     ELIGIBILITY.

        (a)    Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years; provided, however, that Employees who are employed by the Company as of the Effective Date of this Plan, as amended and restated, who would otherwise be Eligible Employees if not for the required period of continuous employment with the Company shall be eligible to participate in the Plan with respect to the first Offering Period beginning with or immediately following the Effective Date of this Plan, as amended and restated, without regard to their period of prior continuous employment with the Company provided that they remain in continuous employment through the end of the first Offering Period.

        (b)    The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

            (i)    the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

           (ii)    the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

         (iii)    the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

        (c)    No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

        (d)    An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase shares of the Common Stock or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such shares of the Common Stock (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

        (e)    The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.     RIGHTS; PURCHASE PRICE.

        (a)    On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of shares of the Common Stock purchasable either:

            (i)    with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

           (ii)    with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

        (b)    The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.

        (c)    In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of the Common Stock that may be purchased by any Participant as well as a maximum aggregate number of shares of the Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of the Common Stock which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of the Common Stock upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the shares of the Common Stock available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (d)    The purchase price of shares of the Common Stock acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

            (i)    an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Offering Date; or

           (ii)    an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Purchase Date.

8.     PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a)    An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

        (b)    At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of the Common Stock for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c)    Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of the Common Stock for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

        (d)    Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.     EXERCISE.

        (a)    On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of shares of the Common Stock up to the maximum number of shares of the Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares of the Common Stock shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

        (b)    Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of shares of the Common Stock that is equal to the amount required to purchase one or more whole shares of the Common Stock on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering. The amount of accumulated payroll deductions remaining in any Participant's account that is less than the amount required to purchase one whole share of Common Stock on the final Purchase Date of the

Offering shall be carried over to the next Offering or shall, if the Participant requests or does not participate in the next Offering, be refunded.

        (c)    No Rights granted under the Plan may be exercised to any extent unless the shares of the Common Stock to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.   COVENANTS OF THE COMPANY.

        (a)    During the terms of the Rights granted under the Plan, the Company shall ensure that the number of shares of the Common Stock required to satisfy such Rights are available.

        (b)    The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of the Common Stock upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of shares of the Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of the Common Stock upon exercise of such Rights unless and until such authority is obtained.

11.   USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of shares of the Common Stock pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.   RIGHTS AS A STOCKHOLDER.

        A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of the Common Stock subject to Rights granted under the Plan unless and until the Participant's shares of the Common Stock acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.   ADJUSTMENTS UPON CHANGES IN SECURITIES.

        (a)    If any change is made in the shares of the Common Stock subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares of the Common Stock subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of shares of the Common Stock and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

        (b)    In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation may assume Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the Company's stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation does not assume such Rights or substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion, such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of shares of the Common Stock under the terms of the Offering) may be used to purchase shares of the Common Stock immediately prior to the transaction described above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter terminated.

14.   AMENDMENT OF THE PLAN.

        (a)    The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

            (i)    Increase the number of shares of the Common Stock reserved for Rights under the Plan;

           (ii)    Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

         (iii)    Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

        (b)    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to

Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

        (c)    Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.   DESIGNATION OF BENEFICIARY.

        (a)    A Participant may file a written designation of a beneficiary who is to receive any shares of the Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of the Common Stock and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

        (b)    The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of the Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of the Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of the Common Stock subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective simultaneously with the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock (the "Effective Date"), but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan, as amended and restated, is adopted by the Board, which date may be prior to the Effective Date.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Randall A. Lipps and Dan S. Johnston, jointly or individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all common shares of stock of Omnicell, Inc. (“the Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 19, 2009, or any adjournments thereof upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all matters that may properly come before the meeting. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE . Proxy — Omnicell, Inc.  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

<STOCK#> NNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 NNNNNNN 0 2 1 4 6 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0111MD 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears on share certificate. When shares are registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1 below and FOR Proposals Nos. 2 - 4 below. Change of Address — Please print new address below. 01 - Mary E. Foley 02 - Randall A. Lipps 03 - Joseph E. Whitters 1. Proposal to elect Class II Directors to hold office until the 2012 Annual Meeting of Stockholders: For Withhold For Withhold For Withhold For Against Abstain 2. Proposal to adopt the Omnicell, Inc. 2009 Equity Incentive Plan, as described in the accompanying proxy statement 4. Proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009 For Against Abstain 3. Proposal to approve an amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan to, among other things, increase the aggregate share reserve to a total of 3,000,000 shares, as described in the accompanying proxy statement  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Pacific Time on May 18, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com/omcl • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

QuickLinks

OMNICELL, INC. 1201 Charleston Road Mountain View, California 94043 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 19, 2009
Omnicell, Inc. 1201 Charleston Road Mountain View, California 94043 PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS May 19, 2009 QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF 2009 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL 2008
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2008
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008
OPTION EXERCISES AND STOCK VESTED IN 2008
DIRECTOR COMPENSATION FOR FISCAL 2008
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
OMNICELL, INC. 2009 EQUITY INCENTIVE PLAN
OMNICELL, INC. AMENDED AND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN